UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

XILIO THERAPEUTICS, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

828 Winter Street, Suite 300

Waltham, Massachusetts 02451

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 10, 2026

Dear Stockholders:

You are cordially invited to attend the 2026 annual meeting of stockholders of Xilio Therapeutics, Inc. to be held on June 10, 2026 at 11:00 a.m., Eastern Daylight Time, virtually at www.virtualshareholdermeeting.com/XLO2026.

At the annual meeting, stockholders will consider and vote on the following matters:

1.
The election of four Class II directors nominated by our board of directors, each to serve for a three-year term expiring at the 2029 annual meeting of stockholders or until his or her successor has been duly elected and qualified;
2.
The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.
The approval of our Amended and Restated 2021 Stock Incentive Plan; and
4.
The transaction of any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

We have elected to provide access to our proxy materials over the internet under the U.S. Securities and Exchange Commission’s, or the SEC’s, “notice and access” rules. We believe that providing our proxy materials over the internet expedites stockholders’ receipt of proxy materials, lowers costs and reduces the environmental impact of our annual meeting. Accordingly, on or about April 28, 2026, we are sending to our stockholders a notice of internet availability of proxy materials, or the notice of availability, instead of a paper copy of our proxy materials.

Only stockholders of record at the close of business on April 16, 2026, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof. As noted above, our annual meeting will be a virtual meeting of stockholders, which will be conducted exclusively via the internet as a virtual web conference. You will be able to attend the annual meeting online, vote your shares during the annual meeting and submit questions for consideration during the annual meeting through www.virtualshareholdermeeting.com/XLO2026. Please carefully review the enclosed proxy statement and the notice of availability for additional details.

Your vote is important, and we encourage all stockholders to attend the annual meeting online. Whether or not you plan to attend the annual meeting online, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible by following the instructions in the notice of availability and submitting your proxy by the internet, telephone, or by signing, dating and returning your proxy card or voting instruction form. Please review the instructions on each of youro voting options described in the attached proxy statement. Further information about how to register for and attend the annual meeting online, vote your shares and submit questions for consideration at the meeting is included in the accompanying proxy statement.

Thank you for your ongoing support and continued interest in Xilio Therapeutics, Inc.

By Order of the Board of Directors,

René Russo, Pharm.D.
President and Chief Executive Officer

Waltham, Massachusetts

April 28, 2026

828 Winter Street, Suite 300

Waltham, Massachusetts 02451

(857) 524-2466

PROXY STATEMENT

2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 10, 2026

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the board of directors of Xilio Therapeutics, Inc., or Xilio, for use at the annual meeting of stockholders, or annual meeting, to be held virtually on June 10, 2026 at 11:00 a.m., Eastern Daylight Time, and at any adjournment thereof.

The annual meeting will be held exclusively online as a virtual meeting at www.virtualshareholdermeeting.com/XLO2026. There will not be a physical meeting location, and stockholders will not be able to attend the annual meeting in person. Further information about how to attend the annual meeting online, vote your shares and submit questions during the meeting is included in this proxy statement.

In this proxy statement, unless expressly stated or the context otherwise requires, references to “Xilio,” “the company,” “we,” “us,” “our” and similar terms refer to Xilio Therapeutics, Inc. References to our website are inactive textual references only, and the contents of our website are not incorporated by reference into this proxy statement.

We are making this proxy statement, the related proxy card and our 2025 annual report to stockholders available to stockholders on or about April 28, 2026. All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the shares represented by the proxies will be voted in accordance with the recommendation of our board of directors. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is exercised at the meeting by following the instructions set forth in this proxy statement.

Important Notice Regarding the Availability of Proxy Materials

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC, are available for viewing, printing and downloading at www.proxyvote.com. In addition, this proxy statement and our Annual Report on Form 10-K are available on the SEC’s website at www.sec.gov and the “Investors & Media - Financials & Filings - SEC Filings” section of our website, which is located at https://ir.xiliotx.com. A printed copy of our Annual Report on Form 10-K, excluding exhibits, will be furnished without charge to any stockholder upon written request to Xilio Therapeutics, Inc., 828 Winter Street, Suite 300, Waltham, Massachusetts 02451 or by calling 1-800-579-1639, e-mailing sendmaterial@proxyvote.com and including your control number in the subject line, or by submitting a request at www.proxyvote.com.

EXPLANATORY NOTE

Unless otherwise indicated, all share amounts and per share amounts have been adjusted retroactively in this proxy statement to give effect to the 1-for-14 reverse stock split of our common stock effected on March 13, 2026.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why Did I Receive These Proxy Materials?

We have made these materials available to you on the internet in connection with the solicitation of proxies for use at our 2026 annual meeting of stockholders to be held online on Wednesday, June 10, 2026 at 11:00 a.m., Eastern Daylight Time, at www.virtualshareholdermeeting.com/XLO2026. As a holder of common stock, you are invited to attend the annual meeting online and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under applicable SEC rules and regulations and that is designed to assist you in voting your shares.

Purpose of the Annual Meeting

At the annual meeting, our stockholders will consider and vote on the following matters:

1.
the election of four Class II directors nominated by our board of directors, each to serve for a three-year term expiring at the 2029 annual meeting of stockholders or until his or her successor has been duly elected and qualified (Proposal 1);
2.
the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2);
3.
the approval of our Amended and Restated 2021 Stock Incentive Plan (Proposal 3); and
4.
the transaction of any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

As of the date of this proxy statement, we are not aware of any business to come before the meeting other than the first three items noted above. Should any other business come before the annual meeting, the persons named on the company’s proxy card will have discretionary authority to vote the shares represented by such proxies. If you hold shares through a broker, bank or other nominee as described below, we expect that they will not be able to vote your shares on any other business that comes before the annual meeting unless they receive instructions from you with respect to such matter.

Board of Directors Recommendation

Our board of directors unanimously recommends that you vote:

•
FOR the election of all four director nominees to serve as Class II directors, each for a three-year term expiring at the 2029 annual meeting of stockholders or until his or her successor has been duly elected and qualified;
•
FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
•
FOR the approval of our Amended and Restated 2021 Stock Incentive Plan.

Availability of Proxy Materials

The proxy materials, including this proxy statement, a proxy card and our 2025 Annual Report on Form 10-K are available for viewing, printing and downloading at www.proxyvote.com. On or about April 28, 2026, we will mail the notice of availability to stockholders, unless they have requested a printed copy of proxy materials. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting paper materials in the notice of availability. To facilitate delivery prior to the annual meeting, please make your request prior to May 27, 2026.

Who Can Vote at the Annual Meeting?

Only stockholders of record at the close of business on April 16, 2026, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof. As of the record date, there were 5,982,839 shares of our common stock outstanding and entitled to vote at the annual meeting. Each share of common stock that you own as of the record date is entitled to one vote on each matter properly brought before the annual meeting.

Difference Between a “Stockholder of Record” and a Beneficial Owner of Shares Held in “Street Name”

•
Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, then you are considered the “stockholder of record” of those shares. In this case, your notice of availability has been sent to you directly by us. You may vote your shares by proxy prior to the annual meeting by following the instructions contained in the notice of availability and in the section titled “How to Vote and Voting Deadlines” below.
•
Beneficial Owner of Shares Held in Street Name. If your shares are held by a bank, broker or other nominee, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, your notice of availability will be sent to you by that organization. The organization holding your shares is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account by following the instructions contained on the voting instruction card provided to you by that organization.

How to Virtually Attend the Annual Meeting

The annual meeting will start at 11:00 a.m., Eastern Daylight Time, on June 10, 2026 and will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the internet. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at our annual meeting by enabling stockholders to participate from any location around the world. We have designed the virtual annual meeting to provide the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions during the meeting through the virtual meeting platform.

Stockholders of record as of April 16, 2026 will be able to attend and participate in the annual meeting by accessing www.virtualshareholdermeeting.com/XLO2026. You may log into the virtual meeting starting at 10:45 a.m., Eastern Daylight Time, on the day of the meeting. To join the annual meeting, you will need to have your 16-digit control number, which is included on your notice of availability and your proxy card. In the event that you do not have a control number, please contact your broker, bank, or other nominee as soon as possible so that you can be provided with a control number and gain access to the annual meeting. Stockholders will also have the opportunity to submit questions during the annual meeting through www.virtualshareholdermeeting.com/XLO2026. A technical support telephone number will be posted on the log-in page that you can call if you encounter any difficulties accessing the virtual meeting during the check-in or during the meeting.

How to Vote and Voting Deadlines

If you are the stockholder of record of your shares, meaning that your shares are registered in your name in the records of our transfer agent, Computershare Trust Company, N.A., and not in the name of a bank, brokerage firm or other nominee, you can vote your shares by proxy prior to the annual meeting or online during the annual meeting as follows:

•
By internet prior to the annual meeting. You may transmit your proxy and vote via the internet by following the instructions provided in the notice of availability and on the proxy card. You will need to have your notice of availability or proxy card in hand when you access the website. The website for voting is available at www.proxyvote.com. Proxies submitted via the internet must be received by 11:59 p.m., Eastern Daylight Time, on June 9, 2026, the day before the annual meeting, for your proxy to be valid and your vote to count.
•
By telephone prior to the annual meeting. You may transmit your proxy and vote over the phone by calling 1-800-690-6903 and following the instructions provided in the notice of availability and on the proxy card. You will need to have your notice of availability or proxy card in hand when you call. Proxies submitted by telephone must be received by 11:59 p.m., Eastern Daylight Time, on June 9, 2026, the day before the annual meeting, for your proxy to be valid and your vote to count.
•
By mail prior to the annual meeting. If you requested printed copies of our proxy materials, you can vote by mail by marking, signing, and dating the proxy card and then mailing the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote over the internet or by telephone. Proxies submitted by mail must be received by Broadridge Financial Solutions, Inc. no later than June 9, 2026, the day before the annual meeting, for the proxy to be valid and your vote to count. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of our board of directors.
•
Online during the annual meeting. You may vote your shares during the annual meeting by going to www.virtualshareholdermeeting.com/XLO2026 and following the instructions on that website for submitting your vote. You will need the 16-digit control number included on your notice of availability. If you vote by proxy prior to the annual meeting and choose to attend the annual meeting online, there is no need to vote again during the annual meeting unless you wish to change your vote.

If the annual meeting is adjourned or postponed, the foregoing deadlines may be extended.

If your shares are held in “street name,” meaning your shares are held for your account by an intermediary, such as a bank, brokerage firm or other nominee, then you are deemed to be the beneficial owner of your shares, and the bank, brokerage firm or other nominee that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the bank, broker or other nominee that holds your shares. In order to have your broker or other nominee vote your shares, you will need to follow the instructions that your bank, broker or other nominee provides you. The voting deadlines and availability of telephone and internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the bank, broker or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization.

Under applicable stock exchange rules, banks, brokerage firms and other nominees may use their discretion to vote “uninstructed” shares (i.e., shares of record held by banks, brokers or other nominees, but with respect to which the beneficial owner of such shares has not provided instructions on how to vote on a particular proposal) with respect to matters that are considered to be “discretionary,” but not with respect to “non-discretionary” matters. With respect to non-discretionary items for which you do not give your broker voting instructions, your shares will be treated as broker non-votes. A “broker non-vote” occurs when shares held by a bank, brokerage firm or other nominee are not voted with respect to a particular proposal because the bank, brokerage firm or other nominee does not have or did not exercise discretionary authority to vote on the matter and has not received voting instructions from its client. For a discussion of how broker non-votes will be treated, see the discussion under “Votes Required to Approve Each Proposal.”

Regardless of whether your shares are held in street name, you are welcome to attend the annual meeting online. To do so, you will need your control number included on your notice of availability, proxy card or voting instruction form in order to demonstrate proof of beneficial ownership. However, you may not vote shares held in street name at the annual meeting, unless you obtain a legal proxy from your bank, brokerage firm or other nominee issued in your name giving you the right to vote your shares.

Even if you plan to attend the annual meeting online, we urge you to vote your shares by proxy in advance of the annual meeting so that if you become unable to attend the annual meeting, your shares will be voted as directed by you.

Can I Vote My Shares by Filling Out and Returning the Notice of Internet Availability of Proxy Materials?

No. The notice of availability and proxy card contain instructions on how to vote by proxy via the internet, by telephone, by requesting and returning a paper proxy card, or by voting online while virtually attending the annual meeting.

How Do I Submit a Question at the Annual Meeting?

If you wish to submit a question during the annual meeting, beginning at 10:45 a.m., Eastern Daylight Time, on June 10, 2026, you may log into the virtual meeting platform using the unique link provided to you via e-mail following the completion of your registration at www.virtualshareholdermeeting.com/XLO2026 and follow the instructions there. Our virtual meeting will be governed by our Rules of Conduct and Procedures which will be posted at www.virtualshareholdermeeting.com/XLO2026 during the annual meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics and rules for how questions and comments will be recognized and disclosed to meeting participants.

May I See a List of Stockholders Entitled to Vote as of the Record Date?

A complete list of registered stockholders as of the close of business on the record date will be available for inspection by our stockholders of record at least 10 days prior to the annual meeting during normal business hours at our headquarters at 828 Winter Street, Suite 300, Waltham, MA 02451. If you are unable to inspect this list in person, please contact our Corporate Secretary by mail at Xilio Therapeutics, Inc., 828 Winter Street, Suite 300, Waltham, Massachusetts 02451, Attention: Corporate Secretary, or by e-mail at investors@xiliotx.com to request such list. When making such request, please ensure that you have your notice of availability or proxy card available so that you can prove that you are a registered stockholder.

Quorum

A majority of our shares of common stock outstanding as of the record date must be present or represented by proxy to constitute a quorum and hold the annual meeting. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the internet, by telephone, by mail or that are represented at the virtual annual meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to abstain or only votes on one of the proposals. In addition, because we expect that brokers, banks or other nominees will be able to vote on at least one proposal, we expect that the shares held by these entities will be counted for purposes of determining whether a quorum is present. If a quorum is not present, we expect to adjourn the annual meeting until we obtain a quorum. Votes cast by proxy will be tabulated by the inspector of election appointed for the annual meeting, who will also determine whether a quorum is present.

Votes Required to Approve Each Proposal

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Proposal 1-Election of Class II Directors: The four nominees for director to receive the highest number of votes FOR election will be elected as directors, which is called a plurality vote. Proposal 1 is expected to be considered a non-discretionary matter under applicable rules. If your shares are held by your brokerage firm in street name and you do not timely provide voting instructions with respect to your shares, your bank or brokerage firm will not vote with respect to Proposal 1 and those votes will be counted as “broker non-votes.” Broker non-votes will have no effect on the outcome of the voting on Proposal 1. You may either: (i) vote FOR all nominees; (ii) vote FOR one or more of the nominees and WITHHOLD your vote from the other nominee or nominees; or (iii) WITHHOLD your vote from all nominees. Votes that are withheld will not be included in the vote tally for the election of directors and will not affect the results of the vote.
•
Proposal 2-Ratification of Selection of Independent Registered Public Accounting Firm: To approve the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, holders of a majority of the votes cast on the matter must vote FOR the proposal. Proposal 2 is expected to be considered a discretionary matter under applicable rules. If your shares are held by your bank or brokerage firm in street name and you do not provide voting instructions with respect to your shares, your brokerage firm may vote your unvoted shares on Proposal 2. Abstentions and broker non-votes, if any, will have no effect on the outcome of Proposal 2.

Although stockholder approval of our audit committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 is not required, we believe that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the annual meeting, our audit committee will reconsider its selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026.

•
Proposal 3-Approval of Our Amended and Restated 2021 Stock Incentive Plan: To approve our Amended and Restated 2021 Stock Incentive Plan, holders of a majority of the votes cast on the matter must vote FOR the proposal. Proposal 3 is expected to be considered a non-discretionary matter under applicable rules. If your shares are held by your brokerage firm in street name and you do not timely provide voting instructions with respect to your shares, your bank or brokerage firm will not vote with respect to Proposal 3 and those votes will be counted as broker non-votes. Abstentions and broker non-votes, if any, will have no effect on the outcome of Proposal 3.

Revoking a Proxy; Changing Your Vote

If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the vote is taken at the annual meeting. To do so, you must do one of the following:

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Submit a new proxy with a later date before the applicable deadline either signed and returned by mail or transmitted using the telephone or internet voting procedures described in the “How to Vote and Voting Deadlines” section above;

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Attend the annual meeting online and vote using the procedures described in the “How to Vote and Voting Deadlines” section above; or
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File a written revocation with our corporate secretary before or at the annual meeting.

If your shares are held in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee holding your shares. You may also vote online during the annual meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from the organization that holds your shares and follow the procedures described in the “How to Vote and Voting Deadlines” section above.

Your virtual attendance at the annual meeting, without voting online during the annual meeting, will not automatically revoke your proxy.

Costs of Proxy Solicitation

We will bear the costs of soliciting proxies and tabulating your votes. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally, by telephone, e-mail or in person without additional compensation for the solicitation, but these directors, officers and employees may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. Copies of solicitation materials will be furnished to brokerage firms, fiduciaries, and other custodians who hold shares of our common stock of record for beneficial owners for forwarding to such beneficial owners. We may reimburse banks, brokers and other holders of record for their reasonable, out-of-pocket expenses for forwarding these proxy materials to beneficial owners.

Voting Results

We plan to announce preliminary voting results at the annual meeting and expect to report final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days following the annual meeting.

Whom Should I Contact With Any Additional Questions?

If you hold your shares directly or have additional questions about the annual meeting, please contact us at Xilio Therapeutics, Inc., 828 Winter Street, Suite 300, Waltham, Massachusetts 02451, Attn: Investor Relations, or by e-mail at investors@xiliotx.com.

If your shares are held in street name, please call the telephone number provided on your voting instruction form or contact your bank, brokerage firm or other nominee directly.

PROPOSAL NO. 1-ELECTION OF DIRECTORS

In accordance with the terms of our certificate of incorporation, our board of directors is divided into three classes (Class I, Class II and Class III), with members of each class serving staggered three-year terms. Directors in each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires and hold office for a three-year term and until their resignation or removal or their successors are duly elected and qualified. In accordance with our certificate of incorporation and our second amended and restated bylaws, or our bylaws, our directors may fill existing vacancies on the board of directors.

The term of office of our Class II directors, Akintunde Bello, Ph.D., Daniel Curran, M.D., Robert Ross, M.D. and Yuan Xu, Ph.D., will expire at the 2026 annual meeting of stockholders. Our board of directors has nominated Akintunde Bello, Daniel Curran, Robert Ross and Yuan Xu for election as Class II directors at the annual meeting. Drs. Bello, Curran, Ross and Xu have indicated a willingness to continue to serve as directors, if elected. If Drs. Bello, Curran, Ross or Xu is elected at the 2026 annual meeting of stockholders, such individual will be elected to serve for a three-year term that will expire at our 2029 annual meeting of stockholders and until such individual’s successor is elected and qualified.

If no contrary indication is made, proxies in the accompanying form will be voted for Drs. Bello, Curran, Ross and Xu, or, in the event that any of Drs. Bello, Curran, Ross or Xu is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our board of directors to fill the vacancy.

If all four Class II directors are elected at the 2026 annual meeting of stockholders, the board of directors will consist of three directors in Class I, four directors in Class II, and two directors in Class III. For the sole purpose of achieving an equal balance of membership among the three classes of the board of directors, and assuming all four Class II directors are elected, Dr. Curran has indicated he is willing to resign from the board of directors following the 2026 annual meeting of stockholders, at which time the board of directors would appoint him to serve as a Class III director, with a term expiring at the 2027 annual meeting of stockholders. Following this rebalancing, the board of directors is expected to consist of three directors in each of Classes I, II and III.

Information Regarding Directors

Set forth below are the names and certain information for each member of our board of directors as of April 15, 2026, including the nominees for election as Class II directors. The information presented includes each director’s and nominee’s principal occupation and business experience for the past five years, and the names of other public companies of which he or she has served as a director during the past five years. The information presented below regarding the specific experience, qualifications, attributes and skills of each director and nominee led our board of directors to conclude that he or she should serve as a director. In addition, we believe that all of our directors and nominees possess the attributes or characteristics described in “-Director Nomination Process” that the nominating and corporate governance committee expects of each director. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she was or is to be selected as a director.

Name	Age	Position(s)
Class I Directors
René Russo, Pharm.D.	51	President, Chief Executive Officer and Director
Sara M. Bonstein(1)	45	Director, Chair of the Board
James Shannon, M.D.(1)(2)	69	Director
Class II Directors
Akintunde Bello, Ph.D.(2)(4)	64	Director
Daniel Curran, M.D.(2)(4)	59	Director
Robert Ross, M.D.(2)(3)	52	Director
Yuan Xu, Ph.D.(2)(4)	58	Director
Class III Directors
Cheryl Blanchard, Ph.D.(1)(3)	61	Director
Aoife Brennan, M.D.(2)(3)	50	Director

(1)
Member of the audit committee
(2)
Member of the research and development committee
(3)
Member of the compensation committee
(4)
Member of the nominating and corporate governance committee

Class II Director Nominees-For a Three-Year Term Expiring at the 2029 Annual Meeting of Stockholders

Akintunde Bello, Ph.D., has served as a member of our board of directors since June 2025. He has more than 25 years of oncology drug development and leadership experience, with deep expertise in early translational medicine and clinical pharmacology across complex biologics and immunotherapies. Dr. Bello held roles of increasing responsibility at Bristol Myers Squibb Company, or BMS, a pharmaceutical company, since October 2018, and most recently served as senior vice president, head of clinical pharmacology, pharmacometrics and bioanalysis from January 2015 until his retirement in January 2025. Previously, Dr. Bello spent more than a decade at Pfizer Inc., or Pfizer, from October 2003 to January 2015 where he was responsible for overseeing clinical pharmacology for Pfizer's late-stage oncology development programs. Dr. Bello received a B.Sc. in biomedical sciences from Portsmouth Polytechnic, an M.Sc. in instrumentation and analytical science from University of Manchester and a Ph.D. in pharmaceutical sciences from King's College, University of London. We believe Dr. Bello is qualified to serve on our board of directors because of his experiences as a pharmaceutical executive with more than 25 years of experience.

Daniel Curran, M.D., has served as a member of our board of directors since December 2020. He has more than 20 years of pharmaceutical experience in strategy, business development, project leadership and development roles. Dr. Curran currently serves as a managing partner at Mountainfield Venture Partners, LLC, a company-creation firm, since March 2024. Previously, Dr. Curran held roles of increasing responsibility at Takeda Pharmaceutical Company Ltd., or Takeda, a pharmaceutical company, since 2008, and most recently served as a senior vice president and the head of the rare genetics and hematology therapeutic area unit from January 2019 until December 2023. Prior to Takeda, he served as vice president, corporate development at Millennium Pharmaceuticals, Inc., or Millennium, a wholly owned subsidiary of Takeda, from 1999 to 2008. Prior to Millennium, Dr. Curran held a business development role in the product planning and acquisition group at DuPont Merck Pharmaceuticals, a pharmaceutical company. Dr. Curran currently serves as a member on the boards of directors of Catalyst Pharmaceuticals, Inc., a public biotechnology company, and ALX Oncology Holdings Inc., a public biotechnology company. Dr. Curran received a B.S. in chemistry from King’s College, an M.B.A. from The Wharton School of the University of Pennsylvania and an M.D. from the University of Pennsylvania School of Medicine. We believe Dr. Curran is qualified to serve on our board of directors because of his diverse experience in the life sciences industry.

Robert Ross, M.D., has served as a member of our board of directors since June 2022. Dr. Ross currently serves as chief executive officer, president and a member of the board of directors of Clasp Therapeutics, Inc., or Clasp, a private biotechnology company, since November 2023. Prior to Clasp, Dr. Ross served as chief executive officer and a member of the board of directors of Surface Oncology, Inc., or Surface, a biotechnology company, from April 2021 until its acquisition by Coherus Biosciences, Inc. in September 2023. Dr. Ross also served as Surface’s chief medical officer from October 2016 to April 2021. Before Surface, Dr. Ross served as the head of oncology at bluebird bio, Inc., or bluebird bio, and earlier served in roles as senior vice president of clinical development and pharmacovigilance and vice president of clinical development. Prior to bluebird bio, Dr. Ross worked at Genentech and Infinity Pharmaceuticals, Inc. Dr. Ross was a Fellow in Medical Oncology and a faculty member at the Dana Farber Cancer Institute, or DFCI, from 2003 to 2007, and then he maintained a clinical practice at DFCI until 2015. In addition to serving on the board of directors of Clasp, Dr. Ross currently serves on the board of directors of Obsidian Therapeutics, Inc., a private biotechnology company. Dr. Ross received a B.S. in biological sciences and a B.A. in philosophy from Stanford University, an M.S. in medical science from Harvard Medical School and an M.D. from Columbia University College of Physicians and Surgeons. He completed his residency training in Internal Medicine at the University of California, San Francisco. We believe Dr. Ross is qualified to serve on our board of directors because of his experience as a biopharmaceutical executive with more than 25 years of experience and his diverse experience in the life sciences industry.

Yuan Xu, Ph.D., has served as a member of our board of directors since January 2022. Dr. Xu served as chief executive officer at Legend Biotech Corporation, or Legend Biotech, a biotechnology company, from March 2018 to August 2020. In this capacity, she played a leading role in Legend Biotech’s initial public offering, global clinical development of Legend Biotech’s autologous CAR T-cell therapy CARVYKTI® (ciltacabtagene autoleucel) and a strategic partnership with Janssen Biotech, Inc. Prior to joining Legend Biotech, she served as senior vice president at Merck & Co., Inc., or Merck, from August 2015 to August 2017, where she led discovery, preclinical and technical development, and manufacturing for Merck’s biologics and vaccines subdivision. Prior to that, Dr. Xu served as general manager and vice president of biologics at Gilead Sciences, or Gilead, from March 2014 to August 2015, where she led biologics and vaccines development and oversaw all operational aspects of Gilead’s Oceanside manufacturing facility as site head. Prior to Gilead, Dr. Xu served as vice president at Novartis and led several functions in the U.S. and Europe, including the biotherapeutics development unit focusing on innovative medicines. Earlier in her career, Dr. Xu held positions of increasing responsibility at Amgen Inc., Chiron, Inc., GlaxoSmithKline PLC and Genentech Inc. Dr. Xu currently serves as a member of the board of directors of Fate Therapeutics, Inc., a public biotechnology company, and previously served as a member of the board of directors of Akero Therapeutics, Inc., a public biotechnology company, from April 2021 until its acquisition by Novo Nordisk A/S in December 2025. Dr. Xu received a B.S. in biochemistry from Nanjing University and a Ph.D. in biochemistry from the University of Maryland, and she completed her post-doctoral training in virology and gene therapy at the University of California, San Diego. We believe Dr. Xu is qualified to serve on our board of directors because of her experience as a biopharmaceutical executive with more than 25 years of experience.

OUR board of directors recommends voting “FOR” the election of Akintunde bello, daniel curran, robert ross and yuan xu TO serve as Class II directors for a three-year term ending at the annual meeting of stockholders to be held in 2029.

Class III Directors-Term Expiring at the 2027 Annual Meeting of Stockholders

Aoife Brennan, M.D., has served as a member of our board of directors since June 2024. Dr. Brennan has over 16 years of industry leadership and drug development experience and currently serves as chief executive officer, president and a member of the board of directors of Climb Bio, Inc. (formerly Eliem Therapeutics, Inc.), or Climb Bio, since June 2024. Prior to Climb Bio, Dr. Brennan served as chief executive officer, president and a member of the board of directors of Synlogic, Inc., or Synlogic, from October 2018 until March 2024, and previously served as its chief medical officer from September 2016 until October 2018. Prior to joining Synlogic, Dr. Brennan was vice president and head of the Rare Disease Innovation Unit at Biogen Inc., where she was responsible for research and development for programs ranging from preclinical to commercial-stage within Biogen’s rare disease portfolio. Dr. Brennan also currently serves on the board of directors of Cerevance, LLC, a private pharmaceutical company. Dr. Brennan served as a member of the boards of directors of FibroGen, Inc., a public biopharmaceutical company, from August 2020 to June 2025 and RA Pharmaceuticals, Inc., a public pharmaceutical company, from September 2018 to April 2020. Dr. Brennan received her medical degree from Trinity College in Dublin, Ireland and completed her post-graduate training in internal medicine, endocrinology and metabolism at the Royal College of Physicians in Ireland. In addition, she completed post-doctoral training in clinical research and metabolism at the Beth Israel Deaconess Medical Center in Boston and is a graduate of the Harvard Medical School Scholars in Clinical Science Program. We believe Dr. Brennan is qualified to serve on our board of directors because of her extensive experience with drug development, executive leadership, and prior board experience.

Cheryl Blanchard, Ph.D., has served as a member of our board of directors since April 2026. Dr. Blanchard also currently serves as the executive chair of the board of directors of Anika Therapeutics, Inc., or Anika, a public biotechnology and medical technology company, a position she has held since February 2026, and she formerly served as the president and chief executive officer of Anika between February 2020 and January 2026. In addition, Dr. Blanchard is currently the principal of Blanchard Consulting, LLC, a company she founded in 2012. Before Anika, Dr. Blanchard served as president and chief executive officer of Microchips Biotech, Inc., a biotechnology company, from July 2014 to November 2019 until its acquisition by Daré Bioscience, Inc., or Daré, a public biopharmaceutical company. Earlier in her career, Dr. Blanchard held roles of increasing responsibility at Zimmer, Inc.(now Zimmer Biomet Holdings, Inc.), a public medical technology company, and Southwest Research Institute. Dr. Blanchard has served on the board of directors of Surgicure Technologies, Inc., a private medical device company, since August 2025, and Lumicell, Inc., a private biotechnology company, since February 2026. Dr. Blanchard previously served on the boards of directors of Vigil Neuroscience, Inc., a public biotechnology company, from November 2020 until its acquisition by Sanofi in August 2025, and Daré from November 2019 to June 2024. Dr. Blanchard received a B.S. in ceramic engineering with a minor in mathematics from Alfred University and an M.S. and Ph.D. in materials science and engineering from the University of Texas in Austin. Dr. Blanchard is a member of the National Academy of Engineering. We believe Dr. Blanchard is qualified to serve on our board of directors because of her diverse experience in the life sciences and medical technology industry.

Class I Directors-Term Expiring at the 2028 Annual Meeting of Stockholders

René Russo, Pharm.D., has served as our chief executive officer and as a member of our board of directors since May 2019 and served as our president from May 2021 to August 2022 and since September 2023. Dr. Russo served as entrepreneur-in-residence at New Enterprise Associates, a venture capital firm, from November 2018 to May 2019. Prior to that, she served as president and chief executive officer of Arsanis, Inc., or Arsanis, a biopharmaceutical company, from May 2016 to December 2018, and as its chief development officer from June 2015 to May 2016. Prior to joining Arsanis, Dr. Russo served in various roles of increasing responsibility over an 11-year period, culminating in her serving as vice president, global medical affairs, at Cubist Pharmaceuticals, Inc., or Cubist, a pharmaceutical development company, focused on the development and commercialization of infectious disease therapeutics, from 2004 until its acquisition by Merck Research Laboratories, a healthcare company, in May 2015. Prior to Cubist, Dr. Russo held R&D roles at Bristol-Myers Squibb Company from 1999 to 2004, where she contributed to the successful development and global commercialization of multiple therapeutics. Dr. Russo served as chair of the board of directors of Invivyd, Inc. (formerly, Adagio Therapeutics, Inc.), a biotechnology company that she co-founded, from July 2020 to June 2022. Additionally, she served as a member of the board of directors of Arsanis from May 2016 to March 2019 and, following its merger with X4 Pharmaceuticals, Inc., or X4 Pharmaceuticals, served as a member of the board of directors of X4 Pharmaceuticals from March 2019 to November 2021. Dr. Russo currently serves as executive chair of Ropirio Therapeutics, a private biotechnology company, on the board of directors of PRxCision, Inc., a private healthcare technology company, and on the supervisory board of Leyden Laboratories B.V., a private biopharmaceutical company. Prior to joining the biotechnology industry, Dr. Russo held clinical positions at Robert Wood Johnson University Hospital and Princeton Hospital. Dr. Russo received her Pharm.D. and B.S. from Rutgers University and completed a post-doctoral fellowship in infectious diseases with Bristol-Myers Squibb. We believe Dr. Russo is qualified to serve on our board of directors because of her expertise and experience as our president and chief executive officer and her expertise in clinical development and commercialization of therapeutics in the life sciences industry.

Sara M. Bonstein has served on our board of directors since August 2021 and has served as chair of our board of directors since January 2026. Ms. Bonstein has more than two decades of operational and financial leadership in the life sciences industry and has served as chief financial officer of Insmed, Inc., or Insmed, a biopharmaceutical company, since January 2020, where she is responsible for Insmed’s key financial functions, including accounting, financial planning and analysis, procurement, and investor relations. Prior to joining Insmed, she served as chief financial officer and chief operating officer of OncoSec Medical Incorporated, a biotechnology company, from May 2018 to January 2020 and as the chief financial officer at Advaxis, Inc., or Advaxis, a biotechnology company, from February 2014 to April 2018. In these roles, Ms. Bonstein has led multiple capital markets and licensing transactions, while establishing strong financial controls, streamlined business operations, and building high performing teams. Prior to Advaxis, Ms. Bonstein served in various finance roles of increasing responsibility, including at Eli Lilly & Company and Johnson & Johnson, or J&J. Ms. Bonstein also serves on the board of directors of Latigo Biotherapeutics, Inc., a private biopharmaceutical company, and previously served on the board of directors of scPharmaceuticals Inc., a public pharmaceutical company, from July 2020 until its acquisition by MannKind Corporation in October 2025. She holds a B.S. in finance from The College of New Jersey and an M.B.A. from Rider University. We believe Ms. Bonstein is qualified to serve on our board of directors because of her experience as a senior executive of several life sciences companies, including her finance and operations expertise and knowledge of the life sciences industry.

James Shannon, M.D., has served as a member of our board of directors since June 2024. Dr. Shannon has more than 30 years of drug development and leadership experience. From 2012 until his retirement in 2015, Dr. Shannon served as the chief medical officer of GlaxoSmithKline PLC. Prior to that, Dr. Shannon spent more than a decade with Novartis, including as global head of pharma development, where he was responsible for all of Novartis’ development activities, from preclinical through Phase 4 clinical development, and oversaw an annual development budget of approximately $4 billion. Dr. Shannon currently serves as chair of the board of directors of MannKind Corporation, a public biopharmaceutical company, ProQR Therapeutics N.V., a public biotechnology company, and Kyowa Kirin (NA), a private biopharmaceutical company and subsidiary of Kyowa Kirin Co., Ltd. Dr. Shannon also serves on the board of directors of myTomorrows, a private health technology company, and the supervisory board of Leyden Laboratories B.V., a private biopharmaceutical company. Dr. Shannon previously served on the board of directors of Horizon Therapeutics plc, a public biopharmaceutical company. Dr. Shannon is trained in Medicine and Cardiology and received his undergraduate degree and M.D. from Queen’s University in Belfast, Northern Ireland. Dr. Shannon is also a Member of the Royal College of Physicians (UK). We believe Dr. Shannon is qualified to serve on our board of directors because of his extensive experience in the life sciences and pharmaceutical industry.

PROPOSAL NO. 2-RATIFICATION OF THE SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has selected the firm of Ernst & Young LLP, an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2026. Although stockholder approval of our audit committee’s selection of Ernst & Young LLP is not required by law, our board of directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the annual meeting, our audit committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the audit committee in its discretion may select a different registered public accounting firm at any time during the year if it determines such a change would be in the best interests of the company and our stockholders.

Representatives of Ernst & Young LLP are expected to be present at the annual meeting online and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders.

Audit Fees and Services

Fee Category	2025	2024
Audit fees(1)	$1,005,000	$752,500
Audit related fees(2)	$—	$—
Tax fees(3)	$122,220	$19,500
All other fees(4)	$—	$—
Total Fees	$1,127,220	$772,000

(1)
“Audit fees” consist of fees for the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with regulatory filings or engagements.
(2)
“Audit-Related Fees” consist of fees billed by Ernst & Young LLP for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements. There were no such fees incurred in 2025 or 2024.
(3)
“Tax Fees” consist of fees for professional services, including tax-related compliance, advice and planning services performed by Ernst & Young LLP. Tax fees for 2025 and 2024 consist of professional services related to a study of our inception to date ownership change activity under Sections 382 and 383 of the Internal Revenue Code of 1986, as amended, and other professional services related to tax planning.
(4)
There were no “other fees” incurred in 2025 or 2024.

Pre-Approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee, or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next fiscal quarter. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2025 and 2024 fiscal years, no services were provided to us by Ernst & Young LLP other than in accordance with the pre-approval policies and procedures described above.

OUR board of directors recommends voting “FOR” the RATIFICATION OF THE SELECTION of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

PROPOSAL NO. 3-APPROVAL OF OUR AMENDED AND RESTATED 2021 STOCK INCENTIVE PLAN

Our board of directors believes that stock-based incentive awards can play an important role in the success of our company by encouraging and enabling our employees, officers and non-employee directors whose judgment, initiative, and efforts we largely depend upon for the successful conduct of our business to acquire an ownership interest in our company. Our board of directors believes that providing such persons with a direct stake in our company assures closer alignment of the interests of such individuals with ours and our stockholders, thereby stimulating their efforts on our behalf and strengthening their desire to remain with us. Furthermore, we compete for talent in a highly competitive environment and equity awards are key tools used to attract and retain employees.

On March 24, 2026, as recommended by our compensation committee, our board of directors approved, subject to and contingent on the approval by the stockholders of the company, the amendment and restatement of the Xilio Therapeutics, Inc. 2021 Stock Incentive Plan, which as amended and restated, we refer to as the Amended and Restated 2021 Plan. The Amended and Restated 2021 Plan amends the evergreen provision in the current Xilio Therapeutics, Inc. 2021 Stock Incentive Plan, which we refer to as the Original 2021 Plan, to provide that the number of shares of common stock underlying the company’s outstanding prefunded warrants shall be added to the number of shares of outstanding common stock for purposes of calculating the annual evergreen increase. The Amended and Restated 2021 Plan is attached as Appendix A to this proxy statement. Appendix A is marked to show the proposed changes to the Original 2021 Plan.

All share and per share amounts included in the Amended and Restated 2021 Plan and described below have been adjusted to reflect the 1-for-14 reverse stock split of our common stock, which became effective on March 13, 2026, or the Reverse Stock Split, which adjustments are purely proportional to reflect the Reverse Stock Split, effected in accordance with the terms of the Original 2021 Plan and do not require stockholder approval. No other changes are being made to the Original 2021 Plan, and we are not otherwise requesting an increase in the shares available for the grant of awards under the Original 2021 Plan.

If the Amended and Restated 2021 Plan is not approved by our stockholders, the Original 2021 Plan will continue in its current form without the change to the evergreen provision; however, the Original 2021 Plan will be updated to reflect the Reverse Stock Split as described above.

We intend to utilize the Amended and Restated 2021 Plan as we have utilized the Original 2021 Plan to date; specifically, to grant equity awards to our employees and non-employee directors, and on a limited basis to consultants or advisors in order to incentivize, retain and reward those who are critical to our success. As more fully described below, our compensation committee developed the amendment to the evergreen provision in the Amended and Restated 2021 Plan after considering the projected annual equity grants to our employees and non-employee directors and an assessment of the dilution from the share reserve that our stockholders would find acceptable. If stockholders approve the Amended and Restated 2021 Plan, subject to adjustment in the event of future stock splits and similar events, the maximum number of shares of common stock available for issuance under the Amended and Restated 2021 Plan will be equal to the sum of: (1) 875,208 (which number is the sum of the initial reserve under the Original 2021 Plan and each annual evergreen increase from January 1, 2022 to January 1, 2026); plus (2) such additional number of shares of common stock (up to 283,359 shares) as is equal to the sum of (x) the number of shares of common stock that were reserved for issuance under the Xilio Therapeutics, Inc. 2020 Stock Incentive Plan, as amended, or the 2020 Plan, that were available for grant under the 2020 Plan immediately prior to the effectiveness of the registration statement for the company’s initial public offering, which we refer to as the initial effective date, and (y) the number of shares of common stock subject to awards, whether granted under the 2020 Plan or outside of the 2020 Plan prior to the initial effective date, which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the company at their original issuance price pursuant to a contractual repurchase right and that, prior to the initial effective date, would have become available for issuance under the 2020 Plan (subject, however, in the case of incentive stock options, to any limitations of the Internal Revenue Code of 1986, as amended, or the Code); plus (3) an annual increase to be added on the first day of each fiscal year, commencing on January 1, 2027 and continuing for each fiscal year until, and including, January 1, 2031, equal to the lesser of (i) 5% of the sum of (a) the number of outstanding shares of common stock on such date and (b) the number of shares of common stock subject to prefunded warrants issued by the company and outstanding as of such date, and (ii) the number of shares of common stock determined by the board of directors. The Amended and Restated 2021 Plan would only affect future annual increases to our share reserve starting in 2027, and would not retroactively affect annual increases effected before the approval of the Amended and Restated 2021 Plan, The Amended and Restated 2021 Plan includes several features that are consistent with protecting the interests of our stockholders and sound corporate governance practices, as described below.

We have relied on the inducement grant exception under Nasdaq Listing Rule 5635(c)(4) to grant nonstatutory stock options, or Inducement Awards, under the Xilio Therapeutics, Inc. Second Amended and Restated 2022 Inducement Stock Incentive Plan, or the 2022 Inducement Plan, to our newly hired employees who are eligible under the rules of the Nasdaq Stock Market, or Nasdaq, to receive such grants. Because the number of shares available for issuance under the Original 2021 Plan has been (and the number of shares available under the Amended and Restated 2021 Plan, if approved, will be) carefully calibrated to enable us to make equity grants to our current employees and non-employee directors, we expect to continue using Inducement Awards for our new hire equity grants for the foreseeable future.

Rationale for Amendment to the Evergreen Provision

We operate in a competitive market and equity grants are essential in helping us attract, motivate and retain talented individuals. Our compensation committee and the board of directors believe our equity-based compensation programs enable us to maintain our competitive position regarding recruiting and retaining highly skilled and engaged personnel. We also believe that equity grants are a key element of our compensation program.

The current evergreen provision calculation is based solely on shares of common stock that are issued and outstanding. In order for us to continue to leverage equity grants consistently with our historic practice as part of our strategy to attract, motivate and retain employees and non-employee directors, we propose to include the shares of common stock underlying our outstanding prefunded warrants in calculating the total number of shares of common stock that are issued and outstanding for purposes of calculating the annual evergreen increase. The Amended and Restated 2021 Plan would only affect future annual increases to our share reserve starting on January 1, 2027.

The issuance of prefunded warrants has provided significant benefits to our investors and to us. Investors often prefer to limit their ownership of a public company’s voting securities to certain thresholds (ranging from 4.99% to 19.99%), as exceeding such limits could cause undesirable accounting and reporting obligations for the investor. By purchasing prefunded warrants, our investors defer owning the underlying common stock until such time as the investor elects to exercise the prefunded warrant. Prefunded warrants therefore allow our investors to make larger investments than they otherwise might be willing or able to make. Importantly, prefunded warrants are also beneficial to us, because they are issued at substantially the same offering price as shares of our common stock, and the cash proceeds are received by us immediately upon issuance of the prefunded warrant. Prefunded warrants therefore allow us to raise more capital from investors who have concerns over undesirable accounting or reporting obligations than if we were to issue only common stock.

Accordingly, we have issued prefunded warrants on multiple occasions during the past several years. In connection with private placements and follow-on public offerings, we issued and sold prefunded warrants and warrants to purchase shares of common stock (which can be exercised by the holder for prefunded warrants in lieu of common stock), as described further below:

•
In March 2024, we entered into a stock purchase agreement with Gilead Sciences, Inc., or Gilead, pursuant to which we issued and sold to Gilead prefunded warrants to purchase an aggregate of up to 712,514 shares of common stock through three private placements. As of April 15, 2026, all prefunded warrants remain outstanding.
•
In April 2024, we issued and sold prefunded warrants to purchase an aggregate of up to 1,116,237 shares of common stock through a private placement. As of April 15, 2026, an aggregate of 535,710 prefunded warrants have been exercised for shares of common stock and 580,527 prefunded warrants remain outstanding.
•
In June 2025, we issued and sold prefunded warrants to purchase an aggregate of up to 4,762,533 shares of common stock through an underwritten follow-on public offering. As part of the offering, we also issued 14,287,599 warrants to purchase shares of common stock, which can be exercised by the holder for prefunded warrants in lieu of common stock. As of April 15, 2026, an aggregate of 1,008,415 common stock warrants and 524,033 prefunded warrants have been exercised for shares of common stock, 2,434,973 common stock warrants have been exercised for prefunded warrants in lieu of common stock and 2,638,290 common stock warrants expired according to their terms; accordingly, 6,673,473 prefunded warrants and 8,205,921 common stock warrants remain outstanding.
•
In February 2026, we issued and sold prefunded warrants to purchase an aggregate of 5,341,404 shares of common stock through an underwritten follow-on offering. As of April 15, 2026, an aggregate of 200,298 prefunded warrants have been exercised for shares of common stock and 5,141,106 prefunded warrants remain outstanding.

As of April 15, 2026, an aggregate of 13,107,620 prefunded warrants to purchase shares of common stock remain outstanding and are exercisable at any time at an exercise price of $0.0014 per share (subject to the applicable beneficial ownership limitation for each holder) and an aggregate of 8,206,109 warrants to purchase shares of common stock (which can be exercised by the holder for prefunded warrants in lieu of common stock) remain outstanding.

Upon the closing of each of those offerings, the investors who purchased the prefunded warrants effectively paid the per share offering price of our common stock less a fractional $0.0014 per share for each prefunded warrant. By issuing prefunded warrants at substantially the same offering price as our common stock, we increased the proceeds received by us from the applicable offering, which provided the funds needed to progress our research and develop our product candidates. However, despite the company receiving the financial benefit of the cash proceeds from issuance of prefunded warrants, these offerings also resulted in significant dilution to the equity holdings of our executives, employees and directors, such that our key talent no longer holds market-competitive interests in the company. The evergreen provision in the Original 2021 Plan does not reflect this dilution, because the number of outstanding shares of our common stock did not increase as a result of the prefunded warrant issuances, and therefore the number of outstanding shares of common stock that is used to calculate the annual increases under the evergreen provision in the Original 2021 Plan did not increase proportionally. We are seeking to remedy this to maintain a proportional annual increase in our equity-based compensation program, which we rely on to attract and retain talented individuals.

As of April 15, 2026, we had an aggregate of 5,982,839 shares of common stock outstanding and an aggregate of prefunded warrants to purchase 13,107,620 shares of common stock outstanding. If these were the numbers of outstanding shares of common stock and prefunded warrants on January 1, 2027, under the evergreen provision in the Original 2021 Plan, an additional 299,141 shares would be added to the share reserve (assuming the full 5% evergreen is applied). Under the same scenario, if the Amended and Restated 2021 Plan is approved by stockholders, an additional 954,522 shares would be added to the share reserve (assuming the full 5% evergreen is applied), which reflects an increase of 655,381 shares over the evergreen provision in the Original 2021 Plan. If stockholders approve the Amended and Restated 2021 Plan, the change to the evergreen calculation would start in 2027 and continue through 2031 (the year in which the plan expires) but would not retroactively affect the annual increases that previously occurred under the Original 2021 Plan.

We believe that the approval of the Amended and Restated 2021 Plan to amend the evergreen provision is consistent with the spirit of the evergreen provision in the Original 2021 Plan, namely to annually increase the share reserve under the plan on a percent-of-company basis, consistent with our peers and other companies that we compete with for talent. Our board of directors and compensation committee, with the guidance of its independent compensation consultant, Aon’s Human Capital Solutions practice, a division of Aon plc, or Aon (formerly known as Radford), have determined that the inclusion of prefunded warrants in calculating the total number of shares of common stock that are issued and outstanding on each January 1 for purposes of calculating the annual increase is reasonable based on our modeling and will not result in excessive dilution to our stockholders. In addition, including the prefunded warrants would allow us to have a number of shares reserved under our Amended and Restated 2021 Plan that is comparable in size to similarly situated companies that do not have prefunded warrants outstanding.

We anticipate that if the Amended and Restated 2021 Plan is approved by our stockholders, the number of shares reserved under the Amended and Restated 2021 Plan, as increased annually pursuant to the evergreen provision, will be sufficient to provide equity incentives to attract, retain, and motivate employees for at least the next several years. If our stockholders do not approve the Amended and Restated 2021 Plan, our plans to operate our business may be materially impacted because we may not have sufficient shares available under the Original 2021 Plan to attract and retain new employees or to motivate and retain our existing employees in the future. This could require us to offer a different mix of equity and cash-based incentives, including increasing our annual cash incentive bonuses rather than relying heavily on equity awards to compete for talent. We believe that the alternatives to our current compensation program would not have significant long-term retention value and would not serve to align our employees’ interests as closely with those of our stockholders in the absence of equity incentives. As we scale our growth to progress our research and product candidates, we want to continue a culture of ownership that aligns directly with our mission and values.

The following table sets forth information, as of April 15, 2026, regarding all of our outstanding equity awards under all of our equity-based compensation plans and arrangements under which shares of common stock may be issued. This includes shares subject to outstanding equity awards under our 2020 Plan, the Original 2021 Plan, the 2022 Inducement Plan and the Xilio Therapeutics, Inc. 2025 Equity Incentive Plan, or the 2025 Plan (which was adopted and approved by stockholders in November 2025 and was specifically designed to provide equity incentives to employees that are tied to the warrants issued in connection with our June 2025 follow-on offering); 356,869 shares available for grant under the Original 2021 Plan as of such date; 49,555 shares available for grant under the 2022 Inducement Plan as of such date; and 21,805 shares available for grant under the 2025 Plan as of such date; but does not include shares issuable under our 2021 Employee Stock Purchase Plan, or the 2021 ESPP.

Description	Amount
Number of time-based stock options outstanding	1,391,510
Number of performance-based stock options outstanding(1)	1,379,027
Weighted average remaining term of all outstanding stock options (years)	8.86
Weighted average exercise price of all outstanding stock options	$14.41
Number of outstanding restricted stock units	15,914
Remaining number of shares available for the grant of new awards under the Original 2021 Plan (without regard to future evergreen increases as calculated under the Original 2021 Plan)	356,869
Number of shares available for the grant of new awards under the 2022 Inducement Plan	49,555
Number of shares available for the grant of new awards under the 2025 Plan	21,805
Number of new shares requested under the Amended and Restated 2021 Plan (without regard to future evergreen increases as calculated under the Amended and Restated 2021 Plan)	—
Estimated total number of shares available for the grant of new awards under all equity-based compensation plans, assuming stockholder approval of the Amended and Restated 2021 Plan (without regard to future evergreen increases as calculated under the Amended and Restated 2021 Plan)	428,229
Number of shares of common stock outstanding	5,982,839
Number of prefunded warrants outstanding	13,107,620

(1)
Consists of stock options issued under the 2025 Plan, which vest, if at all, based on the percentage of series A warrants that are exercised as of certain stated measurement dates and the percentage of series C warrants that are exercised by December 31, 2026 or cancelled by December 31, 2026 due to our receipt of non-dilutive capital.

As of April 15, 2026, there were no outstanding stock appreciation rights, or SARs, nor other stock-based awards outstanding under any of the 2020 Plan, the Original 2021 Plan, the 2022 Inducement Plan or the 2025 Plan.

We believe that our equity compensation programs have been integral to our success in the past and will be important to our ability to succeed in the future. If the Amended and Restated 2021 Plan is not approved by our stockholders, we will not be able to make equity incentive awards to meet our retention needs in a highly competitive market, which could have an adverse impact on our business. Further, if the Amended and Restated 2021 Plan is not approved, we could be forced to increase cash compensation, which will reduce the resources we are able to allocate to meeting our business needs and objectives. Therefore, the approval of the Amended and Restated 2021 Plan is vital to our future success.

Our board of directors believes approval of the Amended and Restated 2021 Plan is in the best interests of the company and its stockholders and recommends a vote “FOR” the approval of the Amended and Restated 2021 Plan.

Following below is a discussion of:

•
Summary of Material Features of the Amended and Restated 2021 Plan;
•
Information Regarding Overhang and Burn Rate; and
•
Description of the Amended and Restated 2021 Plan.

Summary of Material Features of the Amended and Restated 2021 Plan

The material features of the Amended and Restated 2021 Plan are:

•
The maximum number of shares of common stock to be issued under the Amended and Restated 2021 Plan is equal to the sum of: (1) 875,208 (which number is the sum of the initial reserve under the Original 2021 Plan and each annual evergreen increase from January 1, 2022 to January 1, 2026); plus (2) such additional number of shares of common stock (up to 283,359 shares) as is equal to the sum of (x) the number of shares of common stock reserved for issuance under the 2020 Plan that were available for grant under the 2020 Plan immediately prior to the initial effective date, and (y) the number of shares of common stock subject to awards whether granted under the 2020 Plan or outside of the 2020 Plan prior to the initial effective date, which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the company at their original issuance price pursuant to a contractual repurchase right and that, prior to the initial effective date, would have become available for issuance under the 2020 Plan (subject, however, in the case of incentive stock options to any limitations of the Code); plus (3) an annual increase to be added on the first day of each fiscal year, commencing on January 1, 2027 and continuing for each fiscal year until, and including, January 1, 2031, equal to the lesser of (i) 5% of the sum of (a) the number of outstanding shares of common stock on such date and (b) the number of shares of common stock subject to outstanding prefunded warrants issued by the company as of such date, and (ii) the number of shares of common stock determined by the board of directors. The Amended and Restated 2021 Plan would only affect future annual increases to our share reserve starting in 2027, and would not retroactively affect annual increases effected before the approval of the Amended and Restated 2021 Plan;
•
The maximum number of shares of common stock that can be issued under the Amended and Restated 2021 Plan as incentive stock options is 379,261;
•
The grant of stock options (both incentive and nonstatutory stock options), SARs, restricted stock, restricted stock units, and other stock-based awards is permitted;
•
Employees, officers, directors, consultants and advisors of the company and subsidiary entities are eligible to receive awards under the plan;
•
The maximum aggregate amount of cash and the value of all awards granted under the Amended and Restated 2021 Plan in any calendar year to any non-employee director may not exceed $1,000,000;
•
No repricing of stock options or SARs is permitted under the Amended and Restated 2021 Plan without stockholder approval;
•
No “single trigger” accelerated vesting of awards in connection with a change in control is provided for under the Amended and Restated 2021 Plan;
•
No dividend equivalents may be granted with respect to stock options or SARs;
•
Any dividends or dividend equivalents granted as a component of restricted stock or restricted stock units and other stock-based awards, respectively, are subject to the same vesting provisions as the underlying award;
•
To the extent required by Nasdaq, any material amendment to the Amended and Restated 2021 Plan is subject to approval by our stockholders; and
•
The Amended and Restated 2021 Plan continues to expire on the Original 2021 Plan expiration date of October 21, 2031.

Information Regarding Overhang and Burn Rate

In developing the amendment to the evergreen provision in the Amended and Restated 2021 Plan and analyzing the impact of utilizing equity as a means of compensation on our stockholders, our management and board of directors considered both our “overhang” and our “burn rate.”

Overhang is a measure of potential dilution, which we define as the sum of (i) the total number of shares underlying all equity awards outstanding and (ii) the total number of shares available for future grants, divided by the number of shares of common stock outstanding. As of April 15, 2026, there were 2,786,451 shares underlying all equity awards outstanding, 428,229 shares available for future awards under our equity incentive plans and 5,982,839 shares of common stock outstanding. Accordingly, our overhang was 16.8% as of April 15, 2026 if the 13,107,620 prefunded warrants were treated as outstanding common stock for purposes of the overhang calculation. Assuming the Amended and Restated 2021 Plan is approved, the 2027 annual evergreen increase would be 954,522 shares if the same number of shares of common stock and same number of prefunded warrants remain outstanding on January 1, 2027. In such case, our overhang on January 1, 2027 would be 21.8% if the outstanding prefunded warrants were treated as outstanding common stock for purposes of the calculation.

Burn rate provides a measure of the potential dilutive impact of our equity award program, which we calculate by dividing the number of shares subject to equity awards granted during the year (including inducement grants) by the basic weighted average number of shares outstanding. Set forth below is a table that reflects our burn rate for the 2025, 2024 and 2023 calendar years, excluding the one-time grants made under the 2025 Plan in 2025, as well as an average over those years.

Calendar Year	Awards Granted (#)	Basic Weighted Average Number of Shares of Common Stock Outstanding(1)	Gross Burn Rate(2) Based Upon Basic Weighted Average Number of Shares of Common Stock Outstanding(1)
2025	279,571	8,359,109	3.3%
2024	218,698	3,822,244	5.7%
2023	267,039	1,964,007	13.6%
Three-Year Average	255,103	4,715,120	5.4%

(1)
The weighted average number of shares of common stock outstanding includes prefunded warrants to purchase common stock that were outstanding during the years ended December 31, 2025 and 2024, as the prefunded warrants are exercisable at any time for nominal cash consideration.
(2)
We define “gross burn rate” as the number of equity awards granted in the year divided by the basic weighted average number of shares of common stock outstanding. For purposes of this calculation, for each year, we counted the number of equity awards subject to any performance-based achievement based on the maximum number of shares of our common stock issuable under such awards.

Equity Compensation Plan Information

For more information on our equity compensation plans, please see the section titled “Securities Authorized for Issuance Under Equity Compensation Plans—Equity Compensation Plan Information” contained elsewhere in this proxy statement.

If this proposal is approved by our stockholders, we intend to register the shares subject to the evergreen increase in 2027 and future years under the Amended and Restated 2021 Plan by filing a Registration Statement on Form S-8 as soon as practicable following such annual increases.

Summary of the Amended and Restated 2021 Plan

The following description of certain features of the Amended and Restated 2021 Plan is intended to be a summary only. The full text of the Amended and Restated 2021 Plan is attached hereto as Appendix A.

Shares Available for Issuance. The Amended and Restated 2021 Plan provides that the maximum number of shares that can be granted subject to awards under the plan is equal to the sum of (1) 875,208 (which number is the sum of the initial reserve under the Original 2021 Plan and each annual evergreen increase from January 1, 2022 to January 1, 2026); plus (2) such additional number of shares of common stock (up to 283,359 shares) as is equal to the sum of (x) the number of shares of common stock that were reserved for issuance under the 2020 Plan that were available for grant under the 2020 Plan as of the initial effective date and (y) the number of shares of common stock subject to awards, whether granted under the 2020 Plan or outside of the 2020 Plan prior to the initial effective date, which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the company at their original issuance price pursuant to a contractual repurchase right and that, prior to the initial effective date, would have become available for issuance under the 2020 Plan (subject, however, in the case of incentive stock options, to any limitations of the Code); plus (3) an annual increase to be added on the first day of each fiscal year, commencing on January 1, 2027 and continuing for each fiscal year until, and including, January 1, 2031, equal to the lesser of (i) 5% of the sum of (a) the number of outstanding shares of common stock on such date and (b) the number of shares of common stock subject to prefunded warrants issued by the company and outstanding as of such date, and (ii) the number of shares of common stock determined by the board of directors. The maximum number of shares of common stock that can be issued under the Amended and Restated 2021 Plan as incentive stock options is 379,261.

The Amended and Restated 2021 Plan provides that the maximum aggregate amount of cash and value of awards (calculated based on grant date fair value for financial reporting purposes) granted to any individual non-employee director in any calendar year may not exceed $1,000,000; provided, however, that fees paid by the company on behalf of any non-employee director in connection with regulatory compliance and any amounts paid to a non-employee director as reimbursement of an expense will not count against this limit. Exceptions to this limitation may only be made by our board of directors in extraordinary circumstances provided that any non-employee director receiving additional compensation does not participate in the decision to award such compensation. This limitation does not apply to cash or awards granted to a non-employee director in his or her capacity as an advisor or consultant to the company.

For purposes of counting the number of shares available for the grant of awards under the Amended and Restated 2021 Plan, all shares of common stock covered by SARs shall be counted against the number of shares available for the grant of awards under the Amended and Restated 2021 Plan. However, SARs that may be settled only in cash will not be so counted. Similarly, to the extent that a restricted stock unit award may be settled only in cash, no shares will be counted against the shares available for the grant of awards under the Amended and Restated 2021 Plan. In addition, if we grant a SAR in tandem with a stock option for the same number of shares of our common stock and provide that only one such award may be exercised, referred to as a tandem SAR, only the shares covered by the stock option, and not the shares covered by the tandem SAR, will be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Amended and Restated 2021 Plan.

Shares covered by awards under the Amended and Restated 2021 Plan that expire or are terminated, surrendered, or cancelled without having been fully exercised or are forfeited in whole or in part (including as the result of shares subject to such award being repurchased by us at the original issuance price pursuant to a contractual repurchase right) or that result in any shares not being issued (including as a result of an award being settled in cash rather than stock) will again be available for the grant of awards under the Amended and Restated 2021 Plan (subject, in the case of incentive stock options, to any limitations under the Code). In the case of the exercise of a SAR, the number of shares counted against the shares available for the grant of awards under the Amended and Restated 2021 Plan will be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle the SAR upon exercise, and the shares covered by a tandem SAR will not again become available for grant upon the expiration or termination of the tandem SAR.

Shares of common stock that are delivered (by actual delivery, attestation, or net exercise) to us by a participant to purchase shares of common stock upon exercise of an award or to satisfy tax withholding obligations (including shares retained from the award creating the tax obligation) will be added back to the number of shares available for the future grant of awards under the Amended and Restated 2021 Plan.

In connection with a merger or consolidation of an entity with us or our acquisition of property or stock of an entity, our board of directors may grant awards under the Amended and Restated 2021 Plan in substitution for any stock options or other stock or stock-based awards granted by such entity or an affiliate thereof on such terms as our board of directors determines appropriate in the circumstances, notwithstanding any limitation on awards contained in the Amended and Restated 2021 Plan. No such substitute awards shall count against the overall share limit contained in the Amended and Restated 2021 Plan, except as required by reason of Section 422 and related provisions of the Code.

Types of Awards. The Amended and Restated 2021 Plan provides for the following types of awards:

•
incentive and nonstatutory stock options;
•
SARs;
•
restricted stock and restricted stock units; and
•
other stock-based awards.

Descriptions of Awards

Stock Options. A participant who is awarded a stock option receives the right to purchase a specified number of shares of common stock at a specified exercise price and subject to the other terms and conditions that are specified in connection with the award agreement. A stock option that is not intended to be an “incentive stock option” is a “nonstatutory stock option.” Stock options may not be granted at an exercise price that is less than 100% of the fair market value of our common stock on the date of grant. If our board of directors approves the grant of a stock option with an exercise price to be determined on a future date, the exercise price may not be less than 100% of the fair market value of our common stock on that future date. Under present law, incentive stock options may not be granted at an exercise price less than 110% of the fair market value in the case of stock options granted to participants who hold more than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries. Under the terms of the Amended and Restated 2021 Plan, stock options may not be granted for a term in excess of ten years (and, under present law, five years in the case of incentive stock options granted to participants who hold greater than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries).

The Amended and Restated 2021 Plan permits participants to pay the exercise price of stock options using one or more of the following manners of payment: (i) payment by cash or by check, (ii) except as may otherwise be provided in the applicable award agreement or approved by our board of directors, in connection with a “cashless exercise” through a broker, (iii) to the extent provided in the applicable award agreement or approved by our board of directors, and subject to certain conditions, by delivery to us (either by actual delivery or attestation) of shares of common stock owned by the participant valued at their fair market value, (iv) to the extent provided in an applicable nonstatutory stock option award agreement or approved by our board of directors, by delivery of a notice of “net exercise” as a result of which we will retain a number of shares of common stock otherwise issuable pursuant to the stock option equal to the aggregate exercise price for the portion of the stock option being exercised divided by the fair market value of our common stock on the date of exercise, (v) to the extent permitted by applicable law and provided for in the applicable award agreement or approved by our board of directors, by any other lawful means, or (vi) to the extent provided for in the applicable award agreement or approved by our board of directors, by any combination of these forms of payment. No stock option granted under the Amended and Restated 2021 Plan may contain a provision entitling the participant to the automatic grant of additional stock options in connection with any exercise of the original stock option. No stock options granted under the Amended and Restated 2021 Plan may provide for the payment or accrual of dividend equivalents.

SARs. A participant who is awarded a SAR receives, upon exercise, a number of shares of our common stock, or cash (or a combination of shares of our common stock and cash) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our common stock over the measurement price. The Amended and Restated 2021 Plan provides that the measurement price of a SAR may not be less than 100% of the fair market value of our common stock on the date the SAR is granted (provided, however, that if our board of directors approves the grant of a SAR effective as of a future date, the measurement price shall not be less than 100% of the fair market value on such future date) and that SARs may not be granted with a term in excess of 10 years. No SARs granted under the Amended and Restated 2021 Plan may contain a provision entitling the participant to the automatic grant of additional SARs in connection with any exercise of the original SAR. No SARs granted under the Amended and Restated 2021 Plan may provide for the payment or accrual of dividend equivalents.

Limitation on Repricing of Stock Options or SARs. Unless such action is approved by our stockholders or otherwise permitted under the terms of the Amended and Restated 2021 Plan in connection with certain changes in capitalization and reorganization events, we may not (i) amend any outstanding stock option or SAR granted under the Amended and Restated 2021 Plan to provide an exercise price or measurement price per share that is lower than the then-current exercise price or measurement price per share of such outstanding stock option or SAR, (ii) cancel any outstanding stock option or SAR (whether or not granted under the Amended and Restated 2021 Plan) and grant in substitution therefor new awards under the Amended and Restated 2021 Plan (other than certain substitute awards issued in connection with a merger or consolidation of an entity with us or an acquisition by us, described above) covering the same or a different number of shares of our common stock and having an exercise price or measurement price per share lower than the then-current exercise price or measurement price per share of the cancelled stock option or SAR, (iii) cancel in exchange for a cash payment any outstanding stock option or SAR with an exercise price or measurement price per share above the then-current fair market value of our common stock, or (iv) take any other action under the Amended and Restated 2021 Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market or any other exchange or marketplace on which the company’s common stock is listed or traded.

Restricted Stock Awards. A participant who is granted a restricted stock award is entitled to acquire shares of our common stock, subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost), in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Any dividends (whether paid in cash, stock or property) declared and paid by us with respect to shares of restricted stock will be paid to the participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. No interest will be paid on unvested dividends.

Restricted Stock Unit Awards. A participant who is granted a restricted stock unit award is entitled to receive shares of our common stock, or cash equal to the fair market value of such shares or a combination thereof, in the event that the conditions specified in the applicable award are satisfied, with such shares to be delivered at the time such award vests or on a deferred basis pursuant to the terms and conditions established by our board of directors. Our board of directors may provide that settlement of restricted stock units will be deferred, on a mandatory basis or at the election of the participant, in a manner that complies with Section 409A of the Code. A participant has no voting rights with respect to any restricted stock unit award. A restricted stock unit award agreement may provide the applicable participant with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of our common stock. Any such dividend equivalents may be settled in cash and/or shares of our common stock and will be subject to the same restrictions on transfer and forfeitability as the restricted stock units with respect to which such dividend equivalents are awarded. No interest will be paid on dividend equivalents.

Other Stock-Based Awards. Under the Amended and Restated 2021 Plan, our board of directors may grant other awards of shares of our common stock, and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of our common stock or other property, having such terms and conditions as our board of directors may determine. We refer to these types of awards as other stock-based awards. Other stock-based awards may be available as a form of payment in settlement of other awards granted under the Amended and Restated 2021 Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other stock-based awards may be paid in shares of our common stock or in cash, as our board of directors may determine. The award agreements for other stock-based awards may provide the participant who receives such award with the right to receive dividend equivalents. Dividend equivalents may be settled in cash and/or shares of our common stock and will be subject to the same restrictions on transfer and forfeitability as the other stock-based award with respect to which they are awarded. No interest will be paid on dividend equivalents.

Eligibility to Receive Awards

All of our employees, officers, and directors, as well as our consultants and advisors, are eligible to receive awards under the Amended and Restated 2021 Plan. However, incentive stock options may only be granted to our employees, employees of our present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and employees of any other entities the employees of which are eligible to receive incentive stock options under the Code.

As of April 15, 2026, approximately 106 persons were eligible to receive awards under the Amended and Restated 2021 Plan, including 83 employees (including four executive officers who are current employees), eight non-employee directors, seven consultants and eight advisors (excluding consultants).

On April 27, 2026, the last reported sale price of our common stock on the Nasdaq Stock Market was $8.18.

Transferability of Awards

Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by a participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, awards are exercisable only by the participant. However, except with respect to awards that are subject to Section 409A of the Code and incentive stock options, our board of directors may permit or provide in an award for the gratuitous transfer of the award by the participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof if we would be eligible to use a Form S-8 under the Securities Act of 1933, as amended, for the registration of the sale of the common stock subject to such award to the proposed transferee. Further, we are not required to recognize any such permitted transfer until such time as the permitted transferee has, as a condition to the transfer, delivered to us a written instrument in form and substance satisfactory to us confirming that such transferee will be bound by all of the terms and conditions of the award. None of the restrictions described in this paragraph prohibit a transfer from the participant to the company.

No Rights as a Stockholder

No participant or designated beneficiary shall have any rights as a stockholder with respect to any shares of common stock to be distributed with respect to an award granted under the Amended and Restated 2021 Plan until becoming a record holder of such shares, subject to the terms of an award agreement.

Clawback

In accepting an award under the Amended and Restated 2021 Plan, a participant agrees to be bound by any clawback policy that the company has in effect or may adopt in the future, including without limitation the company’s Executive Compensation Clawback Policy. A participant further agrees to promptly take any action necessary to effectuate any forfeiture or reimbursement that may be required by such clawback policy.

Awards Granted under the Original 2021 Plan

The following table sets forth information about equity-based awards granted under the Original 2021 Plan since adoption of the Original 2021 Plan through April 15, 2026, to the individuals and groups described in the below table.

Name and Position	Number of Shares of Common Stock Underlying Stock Options Granted	Number of Shares of Common Stock Underlying Restricted Stock Units Granted
Named executive officers:
René Russo, Pharm.D., President and Chief Executive Officer	198,589	12,642
Christopher Frankenfield, Chief Financial and Operating Officer	93,676	5,535
Katarina Luptakova, M.D., Chief Medical Officer	34,604	4,750
All current executive officers as a group	338,562	24,355
All current directors who are not executive officers as a group	44,274	—
Each nominee for election as a director:
Akintunde Bello, Ph.D.	4,428	—
Daniel Curran, M.D.	3,999	—
Robert Ross, M.D.	6,826	—
Yuan Xu, Ph.D.	7,768	—
Each other person who received or is to receive 5% or more of such stock options or restricted stock units	—	—
All employees, including all current officers who are not executive officers, as a group	1,230,082	—

New Plan Benefits Table

The granting of awards under the Amended and Restated 2021 Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group, other than as set forth below. We are obligated, pursuant to the terms of our Amended and Restated Director Compensation Policy, to grant each of our non-employee directors (i) upon initial election to the board of directors, an initial stock option award to purchase 10,000 shares of common stock and (ii) after serving for at least six months, on the first business day following the date of each annual meeting of stockholders, including the 2026 Annual Meeting, a stock option award to purchase 5,000 shares of common stock.

Name and Position	Dollar Value ($)	Number of Shares of Common Stock Underlying Stock Options
René Russo, Pharm.D., President and Chief Executive Officer	—	—
Christopher Frankenfield, Chief Financial and Operating Officer	—	—
Katarina Luptakova, M.D., Chief Medical Officer	—	—
All current executive officers as a group	—	—
All current directors who are not executive officers as a group (1)	(2)	35,000	(3)
All employees, including all current officers who are not executive officers, as a group	—	—

(1)
Represents the annual stock option award to purchase shares of common stock to be granted in 2026 to each non-employee director. Under our Amended and Restated Director Compensation Policy, each non-employee director will receive, on the first business day following the date of the 2026 Annual Meeting, a stock option award to purchase 5,000 shares of common stock. The table excludes (i) stock options that the non-employee directors will be entitled to receive under our Amended and Restated Director Compensation Policy for subsequent years following 2026 and (ii) any discretionary awards that any non-employee director may be awarded under the Amended and Restated 2021 Plan.
(2)
The value of each stock option to be granted will be determined using the same method we use to calculate the grant-date fair value of stock options in our financial statements.
(3)
The options to be granted on the date immediately following the 2026 Annual Meeting multiplied by the seven eligible non-employee directors.

Administration

The Amended and Restated 2021 Plan will be administered by our board of directors. Our board of directors has the authority to grant awards and to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Amended and Restated 2021 Plan that it deems advisable and to construe and interpret the provisions of the Amended and Restated 2021 Plan and any award agreements entered into under the Amended and Restated 2021 Plan. Our board of directors may correct any defect, supply any omission or reconcile any inconsistency in the Amended and Restated 2021 Plan or any award. All actions and decisions by our board of directors with respect to the Amended and Restated 2021 Plan and any awards made under the Amended and Restated 2021 Plan will be made in our board of directors’ discretion and will be final and binding on all persons having or claiming any interest in the Amended and Restated 2021 Plan or in any award.

Pursuant to the terms of the Amended and Restated 2021 Plan, our board of directors may delegate any or all of its powers under the Amended and Restated 2021 Plan to one or more committees or subcommittees of our board of directors. The board of directors has authorized the compensation committee to administer the Amended and Restated 2021 Plan.

Subject to any requirements of applicable law, the board of directors may delegate to one or more officers the power to grant awards (subject to any limitations under the Amended and Restated 2021 Plan) to employees or officers of the company and to exercise such other powers under the Amended and Restated 2021 Plan as the board of directors may determine, provided that the board of directors shall fix the terms of the awards to be granted by such officers, the maximum number of shares subject to the awards that the officers may grant and the time period in which such awards may be granted; and provided further that no officer shall be authorized to grant awards to any “executive officer” (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended, or the Exchange Act), or to any “officer” (as defined by Rule 16a-1(f) under the Exchange Act).

Subject to applicable limitations contained in the Amended and Restated 2021 Plan, the board of directors, the compensation committee, or any other committee or subcommittee or officer to whom the board of directors has delegated authority pursuant to the Amended and Restated 2021 Plan, as the case may be, selects the recipients of awards and determines (i) the number of shares of common stock, cash or other consideration covered by awards and the terms and conditions of such awards, including the dates upon which such awards become exercisable or otherwise vest, (ii) the exercise or measurement price of awards, if any, and (iii) the duration of awards.

Except as otherwise provided in the Amended and Restated 2021 Plan, each award under the Amended and Restated 2021 Plan may be made alone or in addition or in relation to any other award. The terms of each award need not be identical, and our board of directors need not treat participants uniformly. Our board of directors will determine the effect on an award of the disability, death, termination or other cessation of employment or service, authorized leave of absence or other change in the employment or other service status of a participant, and the extent to which, and the period during which, the participant (or the participant’s legal representative, conservator, guardian or designated beneficiary) may exercise rights or receive any benefits under an award.

The board of directors may at any time provide that any award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock, other than an ordinary cash dividend, we are required to make equitable adjustments (or make substituted awards, as applicable), in the manner determined by our board of directors, to (i) the number and class of securities available under the Amended and Restated 2021 Plan and the number and class of securities that may be issued as incentive stock options under the Amended and Restated 2021 Plan, (ii) the share counting rules set forth in the Amended and Restated 2021 Plan, (iii) the number, class, exercise, measurement or purchase price and any other per share related provisions of shares subject to each outstanding award, and (iv) any performance goals applicable to an award. In the event we effect a split of our common stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding stock option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then a participant who exercises a stock option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of common stock acquired upon such stock option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

We will indemnify and hold harmless each director, officer, employee or agent to whom any duty or power relating to the administration or interpretation of the Amended and Restated 2021 Plan has been or will be delegated against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with our board of directors’ approval) arising out of any act or omission to act concerning the Amended and Restated 2021 Plan unless arising out of such person’s own fraud or bad faith.

Amendment of Awards. Except as otherwise provided under the Amended and Restated 2021 Plan with respect to repricing outstanding stock options or SARs and with respect to actions requiring stockholder approval, our board of directors may amend, modify or terminate any outstanding award, including but not limited to, substituting therefor another award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option to a nonstatutory stock option, provided that the participant’s consent to any such action will be required unless our board of directors determines that the action, taking into account any related action, does not materially and adversely affect the participant’s rights under the Amended and Restated 2021 Plan or the change is otherwise permitted under the terms of the Amended and Restated 2021 Plan in connection with certain corporate events.

Reorganization Events

The Amended and Restated 2021 Plan contains provisions addressing the consequences of any reorganization event. A reorganization event is defined under the Amended and Restated 2021 Plan as (i) any merger or consolidation of us with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled, (ii) any transfer or disposition of all of our common stock for cash, securities or other property pursuant to a share exchange or other transaction or (iii) our liquidation or dissolution.

Provisions Applicable to Awards Other than Restricted Stock. Under the Amended and Restated 2021 Plan, if a reorganization event occurs, our board of directors may take any one or more of the following actions as to all or any (or any portion of) outstanding awards other than restricted stock on such terms as our board of directors determines (except to the extent specifically provided otherwise in an applicable award agreement, another agreement between a participant and us, or another company plan): (i) provide that such awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a participant, provide that all unvested awards will be forfeited immediately before the reorganization event and/or that all unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an award shall lapse, in whole or in part prior to or upon such reorganization event, (iv) in the event of a reorganization event under the terms of which holders of common stock will receive upon consummation thereof a cash payment for each share surrendered in the reorganization event, or the Acquisition Price, make or provide for a cash payment to participants with respect to each award held by a participant equal to (A) the number of shares of common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event multiplied by (B) the excess, if any of the Acquisition Price over the exercise, measurement or purchase price of such and any applicable tax withholdings, in exchange for the termination of such award, (v) provide that, in connection with our liquidation or dissolution, awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing.

Our board of directors is not obligated to treat all awards, all awards held by a participant, or all awards of the same type, identically. Certain restricted stock unit awards that are subject to Section 409A of the Code will be settled in accordance with the terms of the applicable award agreement or as otherwise specified in the Amended and Restated 2021 Plan.

Provisions Applicable to Restricted Stock. Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding restricted stock will inure to the benefit of our successor and will, unless our board of directors determines otherwise, apply to the cash, securities or other property which our common stock was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such restricted stock. However, our board of directors may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any restricted stock or any other agreement between a participant and us, either initially or by amendment or provide for forfeiture of such restricted stock if issued at no cost. Upon the occurrence of a reorganization event involving our liquidation or dissolution, except to the extent specifically provided to the contrary in the instrument evidencing any award of restricted stock or any other agreement between the participant and us, all restrictions and conditions on all restricted stock then outstanding shall automatically be deemed terminated or satisfied.

Provisions for Foreign Participants

The board of directors may establish one or more sub-plans under the Amended and Restated 2021 Plan to satisfy applicable securities, tax or other laws of various jurisdictions. The board of directors will establish such sub-plans by adopting supplements to the Amended and Restated 2021 Plan containing any limitations on the board of directors’ discretion under the Amended and Restated 2021 Plan and any additional terms and conditions not otherwise inconsistent with the Amended and Restated 2021 Plan as the board of directors deems necessary or desirable. All supplements adopted by the board of directors will be deemed to be part of the Amended and Restated 2021 Plan, but each supplement will only apply to participants within the affected jurisdiction.

Withholding

The participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before we will deliver stock certificates or otherwise recognize ownership of common stock under an award. We may elect to satisfy the withholding obligations through additional withholding on salary or wages. If we elect not to or cannot withhold from other compensation, the participant must pay us the full amount, if any, required for withholding or have a broker tender to us cash equal to the withholding obligations. Payment of withholding obligations is due before we will issue any shares on exercise, vesting or release from forfeiture of an award or at the same time as payment of the exercise or purchase price, unless we determine otherwise. If provided for in an award or approved by the board of directors, a participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of common stock, including shares retained from the award creating the tax obligation, valued at their fair market value. However, except as otherwise provided by the board of directors, the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed our minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that we are able to retain shares of common stock having a fair market value that exceeds the statutory minimum applicable withholding tax without financial accounting implications or we are withholding in a jurisdiction that does not have a statutory minimum withholding tax, we may retain such number of shares (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax) as we shall determine to be necessary to satisfy the tax liability associated with any award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

Amendment or Termination

No award may be granted under the Amended and Restated 2021 Plan after October 12, 2031, but awards previously granted may extend beyond that date. Our board of directors may amend, suspend or terminate the Amended and Restated 2021 Plan or any portion of the Amended and Restated 2021 Plan at any time, except that (i) no amendment may be made to the plan to permit a stock option or SAR to be repriced without stockholder approval and (ii) no amendment that would require stockholder approval under the rules of the national securities exchange on which we maintain our primary listing may be made effective unless and until such amendment has been approved by our stockholders. If at any time the approval of our stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to incentive stock options, our board of directors may not effect such modification or amendment without such approval.

Unless otherwise specified in the amendment, any amendment to the Amended and Restated 2021 Plan adopted in accordance with the procedures described above will apply to, and be binding on the holders of, all awards outstanding under the Amended and Restated 2021 Plan at the time the amendment is adopted, provided that our board of directors determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the Amended and Restated 2021 Plan. No award will be made that is conditioned on stockholder approval of any amendment to the Amended and Restated 2021 Plan unless the award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date the award was granted and (ii) it may not be exercised or settled (or otherwise result in the issuance of shares of our common stock) prior to the receipt of such stockholder approval.

If stockholders do not approve the Amended and Restated 2021 Plan, the Amended and Restated 2021 Plan will not go into effect; however, the Original 2021 Plan will remain in effect and we will continue to grant awards under that plan subject to its existing terms. In this event, the board of directors will consider whether to adopt alternative arrangements based on its assessment of our needs.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the Amended and Restated 2021 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the company or its corporate parent or 50% or majority-owned corporate subsidiary at all times beginning with the stock option grant date and ending three months before the date the participant exercises the stock option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the stock option was granted and more than one year after the stock option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the stock option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the stock option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights. A participant will not have income upon the grant of a SAR. A participant generally will recognize compensation income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units. A participant will not have income upon the grant of a restricted stock unit award. A participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the shares of common stock are delivered with respect to the restricted stock units (which may be upon vesting or may be at a later date), the participant will have income on the date of delivery in an amount equal to the fair market value of the stock on such date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the delivery date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards. The tax consequences associated with any other stock-based award will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, and the participant’s holding period and tax basis for the award or underlying common stock.

Tax Consequences to the Company. There will be no tax consequences to the company except that the company will be entitled to a deduction when a participant has compensation income, subject to the limitations of Section 162(m) of the Code.

Interests of Certain Persons in this Proposal

Our executive officers and members of our board of directors have an interest in this proposal by virtue of their being eligible to receive equity awards under the Amended and Restated 2021 Plan.

It is not possible to determine the benefits that will be received by participants in the Amended and Restated 2021 Plan, including our named executive officers and our non-employee directors, in the future because all grants are made in the discretion of our board of directors or our compensation committee. Neither our board of directors nor our compensation committee has approved any awards that are conditioned upon stockholder approval of the Amended and Restated 2021 Plan.

Other than as described herein, we do not believe that our executive officers or directors have substantial interests in this proposal that are different from or greater than those of any other of our stockholders.

OUR board of directors recommends voting “FOR” THE APPROVAL OF OUR AMENDED AND RESTATED 2021 STOCK INCENTIVE PLAN.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee of the board of directors is responsible for identifying and evaluating individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending the persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate director candidates. Our nominating and corporate governance committee establishes the process for identifying and evaluating director candidates, which generally includes initially seeking recommendations from our board of directors and members of management. Dr. Bello, who was first elected as a director in June 2025, and Dr. Blanchard, who was first elected as a director on April 15, 2026, were initially introduced to the nominating and corporate governance committee by another member of our board of directors. The nominating and corporate governance committee reviews the qualifications, experience, and background of candidates and selects the candidates. The committee may elect to use a third-party search firm in situations where particular qualifications or expertise are required or where existing contacts are not sufficient to identify an appropriate candidate. Final candidates are interviewed by the members of the nominating and corporate governance committee, and all members of the board of directors are also given the opportunity to meet with the candidate and provide their feedback. After review and deliberation of all feedback and data, the nominating and corporate governance committee makes its recommendation to our board of directors.

Board Member Selection Criteria

Our board of directors aspires to have a board that, taken as a whole, embodies a broad spectrum of skills, experiences and backgrounds. Accordingly, the board of directors strives to attract potential nominees with different skills, experiences and backgrounds in the candidate pool from which the nominating and corporate governance committee recommends candidates. Our nominating and corporate governance committee’s and our board of directors’ priority in selecting board members is identification of persons who will further the interests of our stockholders. In addition, our board of directors periodically reviews our corporate governance practices, including our classified board structure and supermajority voting provisions in light of our stage of development, stockholder feedback, and evolving governance practices.

In considering whether to recommend to our board of directors any particular candidate for inclusion in our board of directors’ slate of recommended director nominees, including candidates recommended by stockholders, the nominating and corporate governance committee applies the criteria set forth in our corporate governance guidelines. These criteria include the candidate’s reputation for integrity, honesty, and adherence to high ethical standards, demonstrated business acumen and experience, ability to exercise sound judgment in matters that relate to our current and long-term objectives, willingness to participate in meetings and contribute positively to our decision-making process, commitment to understanding our company and our industry, and the ability to understand the sometimes conflicting interests of our stakeholders and to act in the interests of all of our stockholders. In addition, nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all stockholders and to fulfill the responsibilities of a director.

The director biographies included in this proxy statement indicate each nominee’s experience, qualifications, attributes and skills that led our nominating and corporate governance committee and our board of directors to conclude such individual should continue to serve as a director. Our nominating and corporate governance committee and our board of directors believe that each of the nominees has the individual attributes and characteristics required of each of our directors, and the nominees as a group possess the skill sets and specific experience desired of our board of directors as a whole.

Stockholder Nominations

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals must be submitted to our corporate secretary at our principal executive offices in accordance with the procedures and deadlines referenced below under the heading “Stockholder Proposals for our 2027 annual meeting.” For such recommendation to be considered, the nominating stockholder must comply with the procedural requirements and provide the specific information required by our bylaws, which includes, without limitation, appropriate biographical information and background materials to allow the nominating and corporate governance committee to properly evaluate the potential director candidate, information with respect to the stockholder or group of stockholders proposing the candidate, including the number of shares of common stock owned by such stockholder or group of stockholders, as well as other information required by our bylaws or SEC regulations.

Assuming that the required information has been provided on a timely basis, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors decides to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting.

Director Independence

Under the listing rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors within one year of listing. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

In addition, compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. In affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that the board of directors must consider, for each member of a compensation committee, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In March 2026, our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of our directors serving on the board of directors at that time, with the exception of Dr. Russo, is an “independent director” as defined under applicable Nasdaq rules, including, in the case of all the members of our audit committee, the independence criteria set forth in Rule 10A-3 under the Exchange Act, and in the case of all the members of our compensation committee, the independence criteria set forth in Rule 10C-1 under the Exchange Act. In April 2026, (i) in connection with her initial appointment, our board of directors determined that Dr. Blanchard is an “independent director” as defined under applicable Nasdaq rules, including the independence criteria set forth in Rules 10A-3 and 10C-1 under the Exchange Act, and (ii) in connection with her appointment to the compensation committee, our board of directors determined that Dr. Brennan is an “independent director” as defined under applicable Nasdaq rules, including the independence criteria set forth in Rule 10C-1 under the Exchange Act. In making such determinations, our board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances that our board of directors deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each non-employee director. Dr. Russo is not an independent director under these rules because she is our president and chief executive officer.

Board Committees

Our board of directors has established an audit committee, a compensation committee, a nominating and corporate governance committee and a research and development committee. Each of these committees operates under a written charter. A current copy of each committee’s charter is posted on the “Corporate Governance” section of the “Investors & Media” section of our website, which is located at https://ir.xiliotx.com. Our board of directors also appoints from time-to-time ad hoc committees to address specific matters.

Audit Committee

The current members of our audit committee are James Shannon, M.D., Sara M. Bonstein and Cheryl Blanchard, Ph.D. During fiscal 2025, and until Dr. Blanchard’s appointment to the audit committee in April 2026, the members of our audit committee were Ms. Bonstein, Dr. Shannon and Aoife Brennan, M.D. Ms. Bonstein served as chair of the audit committee during fiscal 2025 and until January 2026, and Dr. Shannon has served as the chair of the audit committee since January 2026. Our audit committee met six times during 2025. Our audit committee’s responsibilities include:

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selecting, appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
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overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
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reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
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monitoring our internal control over financial reporting, disclosure controls and procedures, compliance, and code of business conduct and ethics;
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overseeing our internal audit function;
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overseeing our risk assessment and risk management policies, including discussing with management our guidelines and policies that govern the process by which we manage our exposure to cybersecurity risks;
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establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;
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meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management;
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reviewing and approving or ratifying any related person transactions; and
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preparing the audit committee report required by SEC rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Our board of directors has determined that Ms. Bonstein is an “audit committee financial expert” as defined in applicable SEC rules. We believe that the composition of our audit committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. Our board of directors has also determined that each member of our audit committee can read and understand fundamental financial statements, in accordance with applicable Nasdaq requirements. In arriving at these determinations, the board of directors has examined each audit committee member’s scope of experience and the nature of their employment in the corporate finance sector. The audit committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances.

Compensation Committee

The current members of our compensation committee are Cheryl Blanchard, Ph.D., Aoife Brennan, M.D. and Robert Ross, M.D. During fiscal 2025, the members of our compensation committee were Christina Rossi, Dr. Ross and Paul Clancy. Mr. Clancy resigned from our board of directors in January 2026, and the members of our compensation committee were Ms. Rossi and Dr. Ross until Dr. Blanchard’s appointment to the committee and Ms. Rossi’s resignation from our board of directors in April 2026. Dr. Blanchard began serving as chair of the compensation committee in April 2026, succeeding Ms. Rossi who served as the chair of the compensation committee until April 2026. Our compensation committee met five times during 2025. Our compensation committee’s responsibilities include:

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reviewing and approving, or making recommendations to our board of directors with respect to, the compensation of our chief executive officer and our other executive officers;
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overseeing an evaluation of our senior executives;
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overseeing and administering our cash and equity incentive plans and our policies and practices regarding the timing of equity grants in relation to the release of material nonpublic information, as well as our executive compensation clawback policy;
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reviewing and making recommendations to our board of directors with respect to non-employee director compensation;
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reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure, if and to the extent required by SEC rules; and
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preparing the compensation committee report if and to the extent then required by SEC rules.

We believe that the composition of our compensation committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. The compensation committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances (including (a) a subcommittee consisting of a single member and (b) a subcommittee consisting of at least two members, each of whom qualifies as a “non-employee director,” as such term is defined from time to time in Rule 16b-3 promulgated under the Exchange Act and the rules and regulations thereunder). As part of determining the performance and compensation of our named executive officers and directors, our compensation committee receives recommendations from our chief executive officer (except with respect to her own performance and compensation). Our chief executive officer’s performance and compensation is approved by our board of directors based upon the recommendation of our compensation committee. No member of the management team, including our chief executive officer, has a role in determining his or her own compensation.

The compensation committee has the authority, in its sole discretion, to retain or obtain, at our expense, the advice of compensation consultants, legal counsel or other advisors to assist the compensation committee in performing its responsibilities. In 2025, the compensation committee used the services of Aon’s Human Capital Solutions practice, a division of Aon plc, or Aon (formerly known as Radford) to provide analysis and recommendations to the compensation committee regarding cash and equity compensation for our executive officers and directors. Aon was retained exclusively by the compensation committee and has not been retained by management to perform any work for the company other than projects performed at the direction of the compensation committee. Aon reports to the compensation committee and not to management, although it meets with management for purposes of gathering information for its analyses and recommendations. Representatives of Aon attend regular meetings of the compensation committee, including executive sessions from time to time without any members of management present. The compensation committee has assessed the independence of Aon pursuant to SEC and Nasdaq rules and concluded that no conflict of interest exists that would prevent Aon from independently representing the compensation committee.

Nominating and Corporate Governance Committee

The current members of our nominating and corporate governance committee are Akintunde Bello, Ph.D., Daniel Curran, M.D. and Yuan Xu, Ph.D. Dr. Curran serves as chair of the nominating and corporate governance committee. Our nominating and corporate governance committee met three times during 2025. Our nominating and corporate governance committee’s responsibilities include:

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recommending to our board of directors the persons to be nominated for election as directors and to each of our board’s committees;
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reviewing and making recommendations to our board of directors with respect to our board’s leadership structure;
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reviewing and making recommendations to our board of directors with respect to management succession planning;
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developing and recommending corporate governance principles to our board of directors; and
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overseeing an annual evaluation of our board of directors.

We believe that the composition of our nominating and corporate governance committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. The nominating and corporate governance committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances.

Research and Development Committee

The current members of our research and development committee are Akintunde Bello, Ph.D., Aoife Brennan, M.D., Daniel Curran, M.D., Robert Ross, M.D., James Shannon, M.D. and Yuan Xu, Ph.D. Dr. Ross serves as chair of the research and development committee. Our research and development committee was formed on December 9, 2025 and did not meet during 2025. Our research and development committee's responsibilities include:

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reviewing our research and development, or R&D, pipeline and advising our board of directors on the suitability, competitiveness and progress of our programs and product candidates;
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reviewing, evaluating and advising our board of directors and management regarding regulatory strategy;
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monitoring and evaluating trends and activities in R&D and recommending to our board of directors and management emerging technologies for building our technological strength;
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providing recommendations to our board of directors and management regarding key discovery and development strategies to align with our business needs;
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advising our board of directors and management on the scientific aspects of business development transactions; and
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recommending approaches to acquiring and maintaining technology positions to our board of directors and management.

Board of Director Meetings and Attendance

Our board of directors recognizes the importance of director attendance at board and committee meetings. The full board of directors met seven times during 2025. During 2025, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings held by the board of directors (during the period that such person served as a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Our corporate governance guidelines provide that directors are responsible for attending the annual meeting of stockholders. For our annual meeting of stockholders in 2025, eight of the ten directors serving on the board at such time were in attendance.

Code of Business Conduct and Ethics and Corporate Governance Guidelines

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code on the “Corporate Governance” section of the “Investors & Media” section of our website, which is located at https://ir.xiliotx.com. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the code of business conduct and ethics.

Our board of directors has also adopted corporate governance guidelines to assist the board of directors in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. A copy of the corporate governance guidelines is available on the “Corporate Governance” section of the “Investors & Media” section of our website, which is located at https://ir.xiliotx.com.

Insider Trading Policy

We have adopted an insider trading policy governing the purchase, sale and/or other dispositions of company securities by our directors, officers, employees and other covered persons. We believe the insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. A copy of our insider trading policy is filed as Exhibit 19 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Policies and Practices Related to the Grant of Certain Equity Awards

We grant stock options to our employees and directors on an annual basis. We also grant stock options to individuals upon hire or promotion or for retention or recognition purposes and have also granted restricted stock units for retention and recognition purposes. We currently do not grant stock appreciation rights or similar option-like instruments. During the last fiscal year, neither the board of directors nor the compensation committee took material nonpublic information into account when determining the timing or terms of stock options, nor did we time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

While we do not have any policy or obligation that requires us to grant stock options to employees on specified dates, annual stock option grants to employees are typically approved in December and granted on January 1 of the following year. Stock option awards for new hires are typically approved with a grant date of the first day of the month following commencement of employment. Our annual stock option grants to non-employee directors occur automatically and without the need for any further action by the board of directors on the first business day following the date of each annual meeting of stockholders.

We did not grant any stock options, stock appreciation rights and/or similar option-like instruments to our named executive officers in the fiscal year ending December 31, 2025 during any period beginning four business days before the filing of a Form 10-Q or Form 10-K, or the filing or furnishing of a Form 8-K that discloses material nonpublic information (other than a Form 8-K disclosing a material new option award grant under Item 5.02(e)), and ending one business day after the filing or furnishing of such report with the SEC.

Board Leadership Structure

Our corporate governance guidelines provide that the nominating and corporate governance committee shall periodically assess the board of directors’ leadership structure, including whether the offices of chief executive officer and chair of the board of directors should be separate. Our guidelines provide the board of directors with flexibility to determine whether the two roles should be combined or separated based upon our needs and the board of directors’ assessment of its leadership from time to time. We do not currently have a lead independent director because the chair of our board of directors is independent within the meaning of the Nasdaq listing rules.

We currently separate the roles of chief executive officer and chair of the board of directors, and our nominating and corporate governance committee and board of directors believe it is appropriate for our chief executive officer to serve as a member of our board of directors. Our chief executive officer is responsible for setting the strategic direction for our company and the day-to-day leadership and performance of our company, while the chair of our board of directors presides over meetings of the board of directors, including executive sessions of the board of directors, and performs oversight responsibilities. Separating the duties of the chair from the duties of the chief executive officer allows our chief executive officer to focus on our day-to-day business, while allowing the chair to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Specifically, our chair runs meetings of our independent directors, facilitates communications between management and the board of directors, and assists with other corporate governance matters. Our board of directors believes that this structure ensures a greater role for the independent directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our board of directors. Our board of directors believes its administration of its risk oversight function has not affected its leadership structure. Our board of directors has concluded that the current leadership structure described above is appropriate for us at this time, however, the nominating and corporate governance committee will continue to periodically review our leadership structure and may recommend such changes in the future as it deems appropriate.

Role of the Board in Risk Oversight

One of the key functions of our board of directors is informed oversight of our risk management processes. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure, including reviewing our policies and practices with respect to risk assessment and risk management, and regularly discusses with management our significant risk exposures, the potential impact of these risks on our business and the steps we take to manage them. Additionally, our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including discussing guidelines and policies to govern the process by which risk assessment and risk management is undertaken, including the process by which we manage our exposure to cybersecurity risks, as well as directors’ and officers’ liability insurance. The audit committee discusses these matters with members of management on a periodic basis, and the audit committee is notified between such updates regarding significant new risks, including with respect to cybersecurity threats or incidents. The audit committee also monitors compliance with legal and regulatory requirements.

Communication with Our Directors

Any interested party with concerns about our company may report such concerns to the board of directors, or the chair of our board of directors, or otherwise the chair of the nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

Xilio Therapeutics, Inc.

828 Winter Street, Suite 300

Waltham, Massachusetts 02451

Attention: Corporate Secretary

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to our legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment and discretion.

Communications may be forwarded to all directors if they relate to important substantive matters and include suggestions or comments that may be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Concerns regarding questionable accounting or auditing matters or complaints regarding accounting, internal accounting controls or auditing matters may be submitted in writing to our chief operating officer and the chair of our audit committee at 828 Winter Street, Suite 300, Waltham, MA 02451 or via the toll-free telephone number 866-454-2061.

EXECUTIVE OFFICERS

Set forth below is certain information, as of April 15, 2026, regarding our executive officers.

Name	Age	Position(s)
René Russo, Pharm.D.	51	President, Chief Executive Officer and Director
Christopher Frankenfield	44	Chief Financial and Operating Officer
Katarina Luptakova, M.D.	50	Chief Medical Officer
Kevin Brennan	56	Senior Vice President, Finance and Accounting

René Russo, Pharm.D.'s biography is on page 8 of this proxy statement.

Christopher Frankenfield has served as our chief financial officer since August 2024 and our chief operating officer since August 2023. Mr. Frankenfield previously served as our chief legal and administrative officer from August 2022 to August 2023 and as our general counsel from March 2021 to August 2022. Prior to joining us, Mr. Frankenfield served in roles of increasing responsibility at Blueprint Medicines Corporation, or Blueprint, from August 2015 to March 2021, including as vice president of corporate legal affairs from July 2019 to March 2021. While at Blueprint, Mr. Frankenfield was responsible for a range of corporate legal activities, including public company reporting, capital markets strategy and follow-on equity offerings, collaborations and partnerships, and supporting commercial product launches. Prior to joining Blueprint, Mr. Frankenfield was a senior associate at Wilmer Cutler Pickering Hale and Dorr LLP, where his practice focused on capital markets and strategic transactions, public company reporting and corporate governance matters. Mr. Frankenfield began his career in the advisory practice at PricewaterhouseCoopers LLP. He received his B.A. in economics from the College of William & Mary and his J.D. from the University of Virginia School of Law.

Katarina Luptakova, M.D. has served as our chief medical officer since September 2023. Dr. Luptakova previously served as our senior vice president, medical, from October 2022 to September 2023 and as our vice president, clinical research, from December 2021 to October 2022. Dr. Luptakova is a hematologist and oncologist with 20 years of experience in clinical practice and oncology drug development. Prior to joining us, Dr. Luptakova served as vice president, clinical development at Constellation Pharmaceuticals, Inc., a biopharmaceutical company, from April 2020 to October 2021, through its acquisition by MorphoSys AG in July 2021. Prior to that, Dr. Luptakova served as senior medical director and clinical lead at Tesaro, Inc., or Tesaro, a pharmaceutical company, from March 2018 to April 2020, and as medical director from September 2017 to March 2018. While at Tesaro, Dr. Luptakova contributed to the successful development and commercialization of multiple cancer therapies, including Zejula® (niraparib) and Blenrep® (belantamab mafodotin-blmf). Prior to Tesaro, Dr. Luptakova held roles of increasing responsibility in medical affairs at Takeda Oncology, the global oncology business unit of Takeda Pharmaceutical Company Limited. Earlier in her career, Dr. Luptakova was an attending physician in the Bone Marrow Transplant and Malignant Hematology division at Beth Israel Deaconess Medical Center. Dr. Luptakova received an M.D. from the Comenius University School of Medicine, Bratislava, Slovakia and completed her residency training in Internal Medicine at Caritas St. Elizabeth’s Medical Center and a clinical and research fellowship in hematology/oncology at the Beth Israel Deaconess Medical Center in Boston.

Kevin Brennan has served as our senior vice president, finance and accounting, since March 2023. Mr. Brennan has more than 25 years of finance and accounting experience within the biotechnology industry. Prior to joining us, Mr. Brennan most recently served as vice president of finance at Allena Pharmaceuticals, Inc., or Allena, a public biopharmaceutical company, from November 2020 to March 2023, where he oversaw Allena’s accounting and finance operations and strategy, as well as public company reporting. From October 2011 to October 2020, Mr. Brennan held finance and accounting roles of increasing responsibility at Allena. Prior to Allena, Mr. Brennan served in finance and accounting roles at various companies within the biotechnology industry. Mr. Brennan began his career in the audit practice at KPMG LLP, and he received a B.S. in accounting from the Wallace Carroll School of Management at Boston College.

Executive Compensation

The following discussion provides an overview of the compensation for each of René Russo, Pharm.D., our president and chief executive officer, Christopher Frankenfield, our chief financial and operating officer, and Katarina Luptakova, M.D., our chief medical officer, whom we collectively refer to as our named executive officers. This section also provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our executive officers and is intended to place in perspective the data presented in the tables and narrative that follow.

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by or paid to each of our named executive officers for the years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
René Russo, Pharm.D.	2025	643,700	(6)	128,740	—	5,293,319	371,736	14,000	6,451,495
President and Chief Executive Officer	2024	613,947	(7)	—	97,350	391,761	337,671	14,000	1,454,729
Christopher Frankenfield	2025	533,100	(6)	106,620	—	2,287,752	287,874	14,000	3,229,346
Chief Financial and Operating Officer	2024	506,135	(8)	—	42,625	207,490	265,721	14,000	1,035,971
Katarina Luptakova, M.D.	2025	481,300	(6)	—	—	1,505,578	196,370	14,000	2,197,248
Chief Medical Officer	2024	465,000		—	36,575	49,039	182,280	14,000	746,894

(1)
The amounts reported represent discretionary bonuses awarded to Dr. Russo and Mr. Frankenfield in connection with entering into a business development transaction with AbbVie.
(2)
The amounts reported reflect the aggregate fair value of restricted stock units awarded during the year ended December 31, 2024 computed in accordance with the provisions of Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. See Note 10 to our consolidated financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2025 regarding assumptions underlying the valuation of equity awards.
(3)
The amounts reported reflect the aggregate fair value of stock options awarded during the year computed in accordance with the provisions of FASB ASC Topic 718 as well as the incremental compensation costs associated with the repricing effective as of November 21, 2025 of certain stock options. See Note 10 to our consolidated financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2025 regarding assumptions underlying the valuation of equity awards.
(4)
The amounts reported represent annual performance-based bonus awards, earned for performance in the year indicated and paid in the subsequent year.
(5)
The amounts reported include a 401(k) match for each of Dr. Russo, Mr. Frankenfield and Dr. Luptakova of $14,000 for the year ended December 31, 2025 and $13,800 for the year ended December 31, 2024.
(6)
Effective January 1, 2025, Dr. Russo, Mr. Frankenfield and Dr. Luptakova received annual base salary increases to $643,700, $533,100 and $481,300, respectively.
(7)
Effective May 1, 2024, Dr. Russo’s annual base salary was increased to $621,920.
(8)
The amount reported for Mr. Frankenfield includes the increase in his annual base salary from $500,000 to $515,000, effective August 3, 2024, in connection with his promotion to our chief financial officer.

Narrative Disclosure to Summary Compensation Table

Base Salary

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary. However, on an annual basis, our compensation committee reviews and evaluates, with input from our chief executive officer, the need for adjustment, if any, of the base salaries of our named executive officers (other than with respect to herself), and our compensation committee review and evaluates without input from our chief executive officer, the need for adjustment, if any, of the base salary of our chief executive officer, in each case based on, among other things, changes and expected changes in the scope of a named executive officer’s responsibilities, including promotions, the individual contributions made by and performance of the named executive officer during the prior year, our overall growth and development as a company, general salary or other market trends in our industry and among a peer group of companies, and where the named executive officer’s salary falls in the salary range presented by that data.

Effective January 1, 2026, Dr. Russo, Mr. Frankenfield and Dr. Luptakova received annual base salary increases to $666,225, $552,000 and $500,000, respectively.

Annual Bonus

Our board of directors may, in its discretion, award bonuses to our named executive officers from time to time. Our employment agreements with each of our named executive officers provide that they will be eligible for annual performance-based bonuses up to a specified percentage of their salary, subject to approval by our board of directors. For 2025, the target annual bonus, expressed as a percentage of base salary, was 55% for Dr. Russo, 50% for Mr. Frankenfield, and 40% for Dr. Luptakova. We typically establish annual bonus targets based on a set of specified corporate goals for our named executive officers and conduct an annual performance review to determine the attainment of such goals. Our management may propose bonus awards to our compensation committee primarily based on such review process. For each of 2024 and 2025, our chief executive officer made recommendations to the compensation committee for bonus awards to our named executive officers (other than herself), and our board of directors made the final determination of the eligibility requirements for and the amount and form of such bonus awards based on the recommendation of the compensation committee. The final evaluation made by our board of directors does not involve a predetermined mathematical formula and final bonus amounts may be greater than 100% of the established bonus targets, but may not exceed a maximum of 150% of the established bonus target for each individual.

The categories of corporate goals that we used to propose performance-based bonuses to our compensation committee included: progressing clinical development for our most advanced product candidates; advancing our discovery pipeline for the next generation of transformative tumor-selective therapies and immune cell engagers; and extending our cash runway to enable continued development of our pipeline. In December 2025, based on our achievement or partial achievement of specific goals within each category, as well as additional achievements that were not reflected in the approved corporate goals, and key challenges that were outside of the company’s control in 2025, our board of directors determined that the company achieved 105% of the corporate goals. Based upon these corporate achievements, and considering subjective factors related to individual performance, the compensation committee approved the following 2025 annual cash bonus payments for each of our named executive officers:

Named Executive Officer	Target Bonus (% of Base Salary)	2025 Actual Cash Incentive Payment ($)	2025 Actual Cash Incentive Payment (% of Target Award)(1)
René Russo, Pharm.D.	55%	371,736	105%
Christopher Frankenfield	50%	287,874	108%
Katarina Luptakova, M.D.	40%	196,370	102%

(1)
Dr. Russo’s bonus payout is weighted 100% with respect to corporate achievement. Mr. Frankenfield’s and Dr. Luptakova’s bonus payouts are weighted 80% with respect to corporate achievement and 20% with respect to individual achievement.

In addition to the annual performance-based bonus program described above, the board of directors approved one-time discretionary bonuses of $128,740 for Dr. Russo and $106,620 for Mr. Frankenfield in recognition of their extraordinary efforts in negotiating and executing our collaboration, license and option agreement with AbbVie Group Holdings Limited, or AbbVie, and the related stock purchase agreement with AbbVie Inc., which agreements we refer to as the AbbVie collaboration. Our board of directors viewed the transaction as strategically significant because it provided external validation of our platform, established a collaboration with a major biopharmaceutical company, and generated substantial upfront cash proceeds for our company. These bonuses were outside our regular annual incentive program and are not intended to be a recurring element of compensation.

For 2026, the target annual bonus percentage is 60% for Dr. Russo, 50% for Mr. Frankenfield and 40% for Dr. Luptakova.

Equity Incentives

Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders and our compensation committee reviews executive equity holdings and retention levels as part of its annual compensation review. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature provides an incentive for our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our executive officers, including our named executive officers, and from time to time may grant equity incentive awards to them in the form of stock options or restricted stock units.

Prior to our initial public offering in October 2021, our executive officers were eligible to participate in our 2020 Plan. Following our initial public offering in October 2021, our employees and executive officers became eligible to receive stock options and other equity awards pursuant to our 2021 Plan and our 2025 Plan, approved by our stockholders in November 2025.

Awards of stock options, restricted stock units and, prior to our initial public offering, restricted stock, to our executive officers have been made by our board of directors or a committee delegated by our board of directors, and these awards have typically been subject to time-based vesting, generally over four years following the vesting commencement date. Upon certain terminations of employment in connection with a change of control, vesting is fully accelerated. During fiscal year 2025, we granted stock options to purchase shares of our common stock to Dr. Russo, Mr. Frankenfield and Dr. Luptakova, as described in more detail in the table below under “-Outstanding Equity Awards at 2025 Fiscal Year End.” These grants included stock options awards granted in January 2025 as annual awards, one-time stock option awards to Dr. Russo and Mr. Frankenfield in April 2025 in recognition of their efforts negotiating and executing the AbbVie collaboration, as well as stock option awards granted in October 2025 in connection with the 2025 Plan. Additionally, on November 21, 2025, our stockholders approved a one-time repricing of certain outstanding employee stock options, pursuant to which the exercise price of stock options representing 157,009 shares held by Dr. Russo, 60,577 shares held by Mr. Frankenfield, and 16,082 shares held by Dr. Luptakova, was reduced to $21.00 per share. If a repriced stock option is exercised prior to the 12-month anniversary of the repricing date, then the original exercise price applicable to the stock option, rather than the new exercise price, must be paid by the option holder, except in the case of the death or disability of the option holder or a change in control of the company. In light of the 2025 Plan stock option awards and the stock option repricing, both of which were effected in November 2025, our board of directors and compensation committee determined that employees who received stock options under the 2025 Plan would not be eligible for an annual equity award in 2026. As a result, no annual equity awards were made to Dr. Russo, Mr. Frankenfield or Dr. Luptakova in 2026.

Outstanding Equity Awards at 2025 Fiscal Year End

The following table sets forth information regarding all outstanding stock options and shares of restricted stock held by each of our named executive officers as of December 31, 2025.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)(1)
René Russo, Pharm.D.	4,117	144,097	(2)	11.77		10/7/2035	—		—
	—	148,214	(3)	11.77		10/7/2035	—		—
	35,720	71,441	(4)	11.77		10/7/2035	—		—
	—	107,161	(5)	11.77		10/7/2035	—		—
	2,256	11,315	(6)(7)	9.97		4/14/2035	—		—
	10,439	35,132	(6)(8)	13.37		12/31/2034	—		—
	13,395	20,461	(6)(9)	15.12		4/30/2034	—		—
	—	—		—		—	9,482	(10)	84,983
	50,000	—	(11)	21.00	(12)	8/15/2033	—		—
	18,237	6,762	(6)(13)	21.00	(12)	12/31/2032	—		—
	10,267	446	(6)(14)	21.00	(12)	2/21/2032	—		—
	7,142	—	(15)	21.00	(12)	12/21/2031	—		—
	3,574	—	(16)	21.00	(12)	10/20/2031	—		—
	9,652	—	(17)	21.00	(12)	8/22/2031	—		—
	33,808	—	(18)	21.00	(12)	3/10/2031	—		—
	12,202	—	(19)	21.00	(12)	7/22/2030	—		—
	4,919	—	(20)	21.00	(12)	7/22/2030	—		—
Christopher Frankenfield	1,835	64,236	(2)	11.77		10/7/2035	—		—
	—	66,071	(3)	11.77		10/7/2035	—		—
	15,923	31,847	(4)	11.77		10/7/2035	—		—
	—	47,770	(5)	11.77		10/7/2035	—		—
	889	4,468	(6)(7)	9.97		4/14/2035	—		—
	4,103	13,824	(6)(8)	13.37		12/31/2034	—		—
	1,232	2,482	(6)(21)	12.53		8/2/2034	—		—
	5,871	8,985	(6)(9)	15.12		4/30/2034	—		—
	—	—		—		—	4,152	(10)	37,213
	21,428	—	(11)	21.00	(12)	8/15/2033	—		—
	6,252	4,461	(6)(22)	21.00	(12)	8/2/2033	—		—
	6,094	2,262	(6)(13)	21.00	(12)	12/31/2032	—		—
	1,194	234	(6)(23)	21.00	(12)	8/31/2032	—		—
	3,081	133	(6)(14)	21.00	(12)	2/21/2032	—		—
	2,663	—	(16)	21.00	(12)	10/20/2031	—		—
	1,698	—	(24)	21.00	(12)	3/31/2031	—		—
	11,077	—	(24)	21.00	(12)	3/28/2031	—		—
Katarina Luptakova, M.D.	1,240	43,402	(2)	11.77		10/7/2035	—		—
	—	44,642	(3)	11.77		10/7/2035
	10,759	21,518	(4)	11.77		10/7/2035
	—	32,277	(5)	11.77		10/7/2035
	3,267	11,018	(6)(8)	13.37		12/31/2034
	1,672	2,565	(6)(9)	15.12		4/30/2034	—		—
	—	—		—		—	3,563	(10)	31,934
	4,259	3,311	(6)(25)	21.00	(12)	9/4/2033	—		—
	1,785	—	(11)	21.00	(12)	8/15/2033	—		—
	1,822	677	(6)(13)	21.00	(12)	12/31/2032	—		—
	829	242	(6)(26)	21.00	(12)	10/31/2032	—		—
	3,157	—	(27)	21.00	(12)	12/6/2031	—		—

(1)
The market price of our common stock is based on the closing price of our common stock on the Nasdaq Capital Market on December 31, 2025 of $8.9626 per share.
(2)
This option vests over three years, in equal monthly installments beginning on December 21, 2025, subject to continued service though each applicable vesting date. The vesting of this option award will accelerate upon a qualifying termination of the named executive officer's employment with the company,
(3)
This option becomes eligible to vest based the percentage of the series A warrants that are exercised by December 31 of each of 2025, 2026, 2027, 2028, and 2029 and on June 30, 2030, each of which we refer to as a “Measurement Date”. This option will vest in three equal installments with one-third vesting on a Measurement Date and the remaining two-thirds vesting in equal annual installments on each of the subsequent two anniversaries thereafter.

(4)
This option became eligible to vest based on the percentage of series B warrants that were exercised by December 31, 2025. This option vests in three equal installments with one-third vesting on December 31, 2025 and the remaining two-thirds vesting in equal annual installments on each of the subsequent two anniversaries thereafter.
(5)
This option will become eligible to vest based on the percentage of series C warrants that are exercised or are cancelled due to the company’s receipt of non-dilutive capital (see Note 9 to the company's annual report on Form 10-K for the year ended December 31, 2025) by December 31, 2026. This option will vest in three equal installments with one-third vesting on December 31, 2026 and the remaining two-thirds vesting in equal annual installments on each of the subsequent two anniversaries thereafter.
(6)
This option vests over four years, in equal monthly installments, subject to continued service through each applicable vesting date. The vesting of this option award will accelerate upon a qualifying termination of the named executive officer’s employment with the company.

(7)
Option will be vested in full on April 1, 2029.
(8)
Option will be vested in full on January 1, 2029.
(9)
Option will be vested in full on May 1, 2028.
(10)
This restricted stock unit vests in four equal annual installments beginning on January 1, 2025 and continuing through January 1, 2028. The vesting of this restricted stock unit will accelerate upon a qualifying termination of the named executive officer’s employment with the company.
(11)
This option vested in full on August 16, 2025.
(12)
The exercise price of this option was re-priced to $21.00 per share on November 21, 2025. If this option is exercised prior to the one-year anniversary of the repricing date, the original exercise price must be paid.
(13)
Option will be vested in full on January 1, 2027.
(14)
Option will be vested in full on February 1, 2026.
(15)
This option vested in full on December 1, 2025.
(16)
This option vested in full on October 1, 2025.
(17)
This option vested in full on August 1, 2025.
(18)
This option vested in full on March 1, 2025.
(19)
This option vested in full on February 12, 2024.
(20)
This option vested in full on April 15, 2023.
(21)
Option will be vested in full on August 1, 2028.
(22)
Option will be vested in full on August 1, 2027.
(23)
Option will be vested in full on August 1, 2026.
(24)
This option vested in full on March 27, 2025.
(25)
Option will be vested in full on September 1, 2027.
(26)
Option will be vested in full on November 1, 2026.
(27)
This option vested in full on December 2, 2025.

Other Compensation Policies and Practices

Health and Welfare Benefits

Our named executive officers are eligible to participate in all of our employee benefit plans, including our medical, dental, vision, life and disability insurance plans, in each case, on the same basis as other employees.

Perquisites

We do not provide perquisites or personal benefits to our named executive officers other than in connection with relocation assistance for new hires on a limited basis.

401(k) Plan

We maintain a defined contribution employee retirement plan for our employees, including our named executive officers. The plan is intended to qualify as a tax-qualified 401(k) plan so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions). Under the 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee as directed by participants. As of January 2023, we match 100% of the first 3% contributed to the plan and 50% of the next 2% of compensation contributed to the plan, up to a maximum of 4% of eligible compensation. Matching contributions are 100% vested immediately. Matching contributions made to each of our named executive officers in 2025 are included in the “Summary Compensation Table” above.

Clawback Policy

In November 2023, our board of directors adopted an executive compensation clawback policy in compliance with Nasdaq listing standards and Rule 10D-1 under the Exchange Act. The clawback policy provides that, in the event that we are required to prepare an accounting restatement for periods ending on or after October 2, 2023, we will attempt to recover from our current or former executive officers, on a pre-tax basis, any amount of incentive-based compensation that (a) exceeds the amount that otherwise would have been received had it been determined based on the restated financial statement amounts, and (b) was received during the three fiscal years preceding the determination that we are required to restate our financial statements, as further specified in the clawback policy. For purposes of the clawback policy, incentive-based compensation means any compensation that is granted, earned or vested based wholly or in part upon the attainment of a financial reporting measure, as defined in the clawback policy. The clawback policy is overseen and administered by our compensation committee.

Anti-Hedging and Anti-Pledging Policy

Our insider trading policy expressly prohibits all of our employees, including our named executive officers, as well as our directors, family members and controlled entities from engaging in speculative transactions in our securities, including short sales, puts/calls, purchases of financial instruments (including repaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset any decrease in the market value of our securities, and margin accounts or pledges.

No Tax Gross-Ups

We do not provide for any tax gross-up payments to our named executive officers other than in connection with the tax protection of certain relocation expenses.

Agreements with our Named Executive Officers

Employment Agreements with Named Executive Officers

We have entered into employment agreements with each of our named executive officers, each of which provide for “at will” employment, and the employment of each executive officer can be terminated by us or the executive officer at any time and for any reason. Except in the event of certain involuntary terminations of the executive officer’s employment as described below, the executive officer must be an employee in good standing on the last day of the applicable bonus year in order to be eligible for any annual bonus.

We have also agreed to provide the following benefits under the employment agreements with each of our named executive officers, including certain severance payments and benefits in connection with a change-in-control. We believe that reasonable and competitive change-in-control payments and benefits are an important part of an executive compensation program to attract and retain senior executives. We also believe such payments and benefits are in the best interests of our stockholders because they incentivize senior executives to continue to strive to achieve stockholder value in connection with change-in-control situations, particularly where the possibility of a change-in-control and the related uncertainty may lead to the departure or distraction of senior executives to the detriment of our company and our stockholders.

Severance Upon Termination of Employment; Change in Control

René Russo, Pharm.D.

Under the employment agreement with Dr. Russo and subject to her execution and non-revocation of a release of claims in our favor, in the event of the termination of her employment by us without cause or by her for good reason (each as defined in Dr. Russo’s employment agreement), Dr. Russo is entitled to the following: (i) continued payment of her base salary for 12 months; (ii) a lump sum payment of her target bonus for the year of termination, pro-rated for the portion of the year during which she was employed by us, regardless of whether the metrics have been established or achieved (with the continued base salary and pro-rata bonus payment reduced by any amounts Dr. Russo is entitled to under a restrictive covenants agreement between her and us); and (iii) payment by us of the portion of the COBRA premiums for health benefits coverage on the same terms as were applicable to her prior to her termination until the earliest of (A) a period of 12 months following the date that her employment with us is terminated, (B) if she becomes eligible to enroll in a health benefit plan with a new employer, or (C) the cessation of her continuation rights under COBRA. In addition, in the event that Dr. Russo’s employment is terminated by us without cause or by Dr. Russo for good reason within 12 months following a change in control (as defined in the employment agreement), Dr. Russo is entitled to the following: (i) continued payment of her then-current base salary for 18 months; (ii) a lump sum payment of 150% of the target annual bonus for the year of termination in which such termination occurred, regardless of whether the metrics have been established or achieved (with the continued base salary and target bonus payment reduced by any amounts Dr. Russo is entitled to under a restrictive covenants agreement between her and us); (iii) payment by us of the portion of the COBRA premiums for health benefits coverage on the same terms as were applicable to her prior to her termination until the earliest of (A) a period of 18 months following the date that her employment with us is terminated, (B) if she becomes eligible to enroll in a health benefit plan with a new employer, or (C) the cessation of her continuation rights under COBRA; and (iv) the automatic vesting and exercisability of any unvested equity awards that are subject to time-based vesting conditions then held by her on the later date of when her employment with us is terminated or the effective date of the separation agreement and release, which awards will remain exercisable for the time period set forth in the applicable grant agreement, provided that, to the extent any equity awards that Dr. Russo held prior to our initial public offering in October 2021 contain more favorable acceleration terms, any such equity awards will remain subject to the terms of those awards and not the acceleration granted under her employment agreement. Under Dr. Russo’s employment agreement, if the payments and benefits payable to Dr. Russo in connection with a change in control are subject to Section 4999 of the Internal Revenue Code, as amended, then such payments and benefits will either be paid in full or be reduced so that the Section 4999 excise tax does not apply, whichever results in the better after-tax result for Dr. Russo.

In the event that Dr. Russo’s employment is terminated for any reason other than by us without cause or by Dr. Russo for good reason, then Dr. Russo will be entitled to the following: (i) her then-current base salary through her last day of employment; (ii) the amount of any documented expenses properly incurred by her on behalf of the company prior to any such termination and not yet reimbursed; and (iii) amounts or benefits to which Dr. Russo is then entitled under the terms of the benefits plans in accordance with their terms.

Employment Agreements with Named Executive Officers Other Than Chief Executive Officer

Under the employment agreement with each of Mr. Frankenfield and Dr. Luptakova, in the event of the termination of employment by us without cause or by the executive officer for good reason (each as defined in the executive officer’s employment agreement), the executive officer is entitled to the following, subject to such executive officer’s execution and non-revocation of a release of claims in our favor: (i) continued payment of such executive officer’s base salary for twelve months and nine months for each of Mr. Frankenfield and Dr. Luptakova, respectively; (ii) a lump sum payment of such executive officer’s target bonus for the year of termination, pro-rated for the portion of the year during which the executive officer was employed by us, regardless of whether the metrics have been established or achieved (with the continued base salary and pro-rata bonus payment reduced by any amounts the executive officer is entitled to under a restrictive covenants agreement between the executive officer and us, to the extent applicable); and (iii) payment by us of the portion of the COBRA premiums for health benefits coverage on the same terms as were applicable to the executive officer prior to termination until the earliest of (A) a period of twelve months and nine months for each of Mr. Frankenfield and Dr. Luptakova, respectively, following the date that the executive officer’s employment with us is terminated, (B) if the executive officer becomes eligible to enroll in a health benefit plan with a new employer, or (C) the cessation of the executive officer’s continuation rights under COBRA.

In addition, in the event that the executive officer’s employment is terminated by us without cause or by the executive officer for good reason within 12 months following a change in control (as defined in the employment agreement), the executive officer is entitled to the following: (i) continued payment of the executive officer’s then-current base salary for 12 months; (ii) a lump sum payment of 100% of the target annual bonus for the year of termination in which such termination occurred, regardless of whether the metrics have been established or achieved (with the continued base salary and target bonus payment reduced by any amounts the executive officer is entitled to under a restrictive covenants agreement between the executive officer and us, to the extent applicable); (iii) payment by us of the portion of the COBRA premiums for health benefits coverage on the same terms as were applicable to the executive officer prior to termination until the earliest of (A) a period of 12 months following the date that the executive officer’s employment with us is terminated, (B) if the executive officer becomes eligible to enroll in a health benefit plan with a new employer, or (C) the cessation of the executive officer’s continuation rights under COBRA; and (iv) the automatic vesting and exercisability of any unvested equity awards that are subject to time-based vesting conditions then held by the executive officer on the later date of when the executive officer’s employment with us is terminated or the effective date of the separation agreement and release, which awards will remain exercisable for the time period set forth in the applicable grant agreement, provided that, to the extent any equity awards that the executive officer held prior to our initial public offering contain more favorable acceleration terms, any such equity awards will remain subject to the terms of those awards and not the acceleration granted under the executive officer’s employment agreement. If the payments and benefits payable to the executive officer in connection with a change in control are subject to Section 4999 of the Internal Revenue Code, as amended, then such payments and benefits will either be paid in full or be reduced so that the Section 4999 excise tax does not apply, whichever results in the better after-tax result for the executive.

In the event that the executive officer’s employment is terminated for any reason other than by us without cause or by the executive officer for good reason, then the executive officer will be entitled to the following: (i) the executive officer’s then-current base salary through the last day of employment; (ii) the amount of any documented expenses properly incurred by the executive officer on behalf of us prior to any such termination and not yet reimbursed; and (iii) amounts or benefits to which the executive officer is then entitled under the terms of the benefits plans in accordance with their terms.

Employee Non-Competition, Non-Solicitation, Confidentiality and Assignment of Inventions Agreements

Each of our executive officers has entered into a standard form of agreement with respect to non-competition, non-solicitation, confidential information and assignment of inventions. Under this agreement, each executive officer has agreed not to compete with us during his or her employment and for a period of nine months (or 12 months in the case of our chief executive officer) after the termination of his or her employment, not to solicit our employees, consultants, customers, prospective customers or suppliers during his or her employment and for a period of 12 months after the termination of his or her employment, and to protect our confidential and proprietary information indefinitely. In addition, under this agreement, each executive officer has agreed that we own all inventions that are developed by such executive officer during his or her employment with us that are made, conceived, discovered or developed by the executive officer, or result from or are suggested by any work performed by the executive officer for or on our behalf. Each executive officer also has agreed to provide us with a worldwide, nonexclusive, royalty-free, irrevocable, perpetual, transferable and sublicensable (through multiple tiers) license to use any prior inventions that such executive officer incorporates into inventions assigned to us under this agreement.

Limitation of Liability and Indemnification

Our certificate of incorporation provides that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with each of our directors and executive officers. These indemnification agreements may require us, among other things, to indemnify each such executive officer or director for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him or her in any action or proceeding arising out of his or her service as one of our executive officers or directors. We also maintain a general liability insurance policy, which covers certain liabilities of directors and officers of our company arising out of claims based on acts or omissions in their capacities as directors or officers. Certain of our non-employee directors may, through their relationships with their employers, be insured and/or indemnified against certain liabilities incurred in their capacity as members of our board of directors.

DIRECTOR COMPENSATION

The following table sets forth a summary of the compensation for each of our non-employee directors during 2025.

Director(1)	Fees Earned or Paid in Cash ($)(2)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Akintunde Bello, Ph.D.	11,299	34,993	—	46,292
Cheryl Blanchard, Ph.D.(4)	—	—	—	—
Sara M. Bonstein	53,571	16,749	—	70,320
Aoife Brennan, M.D.	46,370	16,749	—	63,119
Paul J. Clancy(5)	73,571	16,749	—	90,320
Daniel Curran, M.D.	46,870	16,749	—	63,619
Robert Ross, M.D.	43,991	16,749	—	60,740
Christina Rossi(6)	51,889	16,749	—	68,638
James Shannon, M.D.	45,697	16,749	—	62,446
Yuan Xu, Ph.D.	42,870	16,749	—	59,619

(1)
Dr. Russo also serves as our president and chief executive officer and does not receive any additional compensation for her service as a director. Information regarding her compensation can be found in the “Summary Compensation Table” and “Narrative Disclosure to Summary Compensation Table” included elsewhere in this proxy statement.
(2)
The amount reported represents cash compensation for services rendered by each member of our board of directors for their services on our board of directors or a committee thereof.
(3)
The amounts reported represent the aggregate grant date fair value of stock options awarded in 2025, calculated in accordance with FASB ASC Topic 718. See Note 10 to our consolidated financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2025 regarding assumptions underlying the valuation of equity awards.
(4)
Dr. Blanchard joined our board of directors on April 15, 2026 and therefore did not receive any compensation during 2025.
(5)
Mr. Clancy resigned from our board of directors on January 6, 2026. In accordance with the terms of his stock option awards, Mr. Clancy had three months from the date of his resignation, or until March 6, 2026, to exercise any vested options.
(6)
Ms. Rossi resigned from our board of directors on April 15, 2026. In accordance with the terms of her stock option awards, Ms. Rossi has three months from the date of her resignation, or until July 15, 2026, to exercise any vested options.

As of December 31, 2025, the aggregate number of stock options held by non-employee directors was as follows:

Director	Aggregate Number of Option Awards
Akintunde Bello, Ph.D.	4,428
Cheryl Blanchard, Ph.D.(1)	—
Sara M. Bonstein	9,683
Aoife Brennan, M.D.	5,785
Paul J. Clancy	17,859
Daniel Curran, M.D.	3,999
Robert Ross, M.D.	6,826
Christina Rossi	9,683
James Shannon, M.D.	5,785
Yuan Xu, Ph.D.	7,768

(1)
Dr. Blanchard joined our board of directors on April 15, 2026 and therefore did not receive any stock option awards during 2025.

Narrative Disclosure to Director Compensation Table

Amended and Restated Director Compensation Policy

Our non-employee director compensation policy is designed to provide a total compensation package that enables us to attract and retain, on a long-term basis, high caliber non-employee directors. Under our current non-employee director compensation policy, effective April 15, 2026, our non-employee directors are compensated as follows:

•
Each non-employee director will receive an annual cash fee of $40,000 ($70,000 for the chair of the board of directors).
•
Each non-employee director who is a member of the audit committee will receive an additional annual cash fee of $7,500 ($15,000 for the audit committee chair).
•
Each non-employee director who is a member of the compensation committee will receive an additional annual cash fee of $6,000 ($12,000 for the compensation committee chair).
•
Each non-employee director who is a member of the research and development committee will receive an additional annual cash fee of $6,000 ($12,000 for the research and development committee chair).

•
Each non-employee director who is a member of the nominating and corporate governance committee will receive an additional annual cash fee of $4,000 ($8,000 for the nominating and corporate governance committee chair).
•
Each new non-employee director will receive an initial grant of a stock option to purchase 10,000 shares of common stock upon his or her initial election to our board of directors.
•
Each continuing non-employee director that has served on our board of directors for at least six months will receive an annual grant of a stock option to purchase 5,000 shares of common stock on the date immediately following the date of each annual meeting of stockholders.

Compensation for non-employee directors under our non-employee director compensation policy effective April 14, 2025 was the same, except that non-employee directors were eligible to receive stock options to purchase 4,428 shares upon their initial election and 2,214 shares on the date following the date of each annual meeting of stockholders and non-employee director members of the compensation committee received $5,000 ($10,000 for the compensation committee chair). Compensation for non-employee directors under our non-employee director compensation policy effective December 9, 2025 was the same as under the policy effective April 14, 2025, except that non-employee director members of the research and development committee received $5,000 ($10,000 for the research and development committee chair).

All cash fees are paid quarterly, in arrears, or upon the earlier resignation or removal of the non-employee director. The amount of such payments is prorated for any portion of such quarter that the non-employee director is not serving on our board of directors, based on the number of calendar days served by such non-employee director.

The stock options granted to our non-employee directors will have an exercise price equal to the closing price of our common stock as reported on Nasdaq on the date of grant and will expire 10 years after the date of grant. The initial stock options granted to new non-employee directors will vest as to one-third of the shares of common stock underlying such option annually on the grant date until the third anniversary of the grant date, subject to the non-employee director’s continued service as a director through the applicable vesting date. The annual stock options granted to continuing non-employee directors will vest in full on the earlier of the first anniversary of the grant date or immediately prior to the first annual meeting of stockholders occurring after the grant date, subject to the non-employee director’s continued service as a director. In addition, the vesting of all stock options granted to non-employee directors will accelerate as to 100% of the shares upon a director’s death or disability or a change in control of us, each as defined in the form of non-employee director stock option agreement.

We also reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending meetings of our board of directors and any committee of our board of directors on which he or she serves.

Under the Original 2021 Plan, which became effective upon our initial public offering in October 2021, and under the proposed Amended and Restated 2021 Plan, the maximum aggregate amount of cash and value of equity awards granted under the Original 2021 Plan in any calendar year to any individual non-employee director in his or her capacity as a non-employee director shall not exceed $1,000,000. Fees paid by us on behalf of any non-employee director in connection with regulatory compliance or to a non-employee director as reimbursement of expenses, as well as any cash or equity awards granted to a non-employee director in his or her capacity as an advisor or consultant to us, will not count toward the foregoing limit.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee has reviewed our audited consolidated financial statements for the fiscal year ended December 31, 2025 and discussed them with our management and Ernst & Young LLP, our independent registered public accounting firm.

The audit committee has also received from, and discussed with, Ernst & Young LLP various communications that Ernst & Young LLP is required to provide to the audit committee, including the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

In addition, Ernst & Young LLP provided the audit committee with the written disclosures and letter required under applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and the audit committee has discussed with Ernst & Young LLP its independence.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

By the audit committee of the board of directors of Xilio Therapeutics, Inc.

James Shannon, M.D., Chair

Sara M. Bonstein

Aoife Brennan, M.D.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Equity Compensation Plan Information

The following table provides information as of December 31, 2025 about the securities authorized for issuance under our equity compensation plans, consisting of the 2020 Plan, the Original 2021 Plan, the 2021 ESPP, the 2022 Inducement Plan, and the 2025 Plan. Each of the 2020 Plan, the Original 2021 Plan, the 2021 ESPP and the 2025 Plan were approved by our stockholders. The 2022 Inducement Plan was first approved by our board of directors in November 2022 for use exclusively in granting equity awards to individuals who were not previously an employee or non-employee director (or following a bona fide period of non-employment), as an inducement material to such individual’s entering into employment with us, pursuant to Rule 5635(c)(4) of the Nasdaq Listing Rules. A description of the material terms of the 2022 Inducement Plan is included in Note 10 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

	As of December 31, 2025
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights, or upon Vesting of RSUs (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)(1)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders(2)(3)(4)	2,738,987	$14.40	222,768
Equity compensation plans not approved by security holders(5)	69,981	$10.50	21,085
Total	2,808,968	$14.40	243,853

(1)
The weighted average exercise price does not reflect the shares of common stock issuable upon the vesting of outstanding restricted stock units, which have no exercise price.
(2)
Consists of the 2020 Plan, Original 2021 Plan, 2025 Plan, and 2021 ESPP.
(3)
As of December 31, 2025, 133,033 shares of our common stock were available for issuance under the Original 2021 Plan. The number of shares reserved for issuance under the Original 2021 Plan will be cumulatively increased on January 1 of each calendar year (through January 1, 2031) by 5% of the number of shares of our common stock outstanding on such date or such lesser amount determined by our board of directors. If the Amended and Restated 2021 Plan is approved, the evergreen provision in the Original 2021 Plan will be amended to provide that the shares of common stock underlying outstanding prefunded warrants will be added to the outstanding shares of common stock for purposes of calculating the annual evergreen increase. The shares of common stock underlying any awards that are expired, forfeited, canceled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, repurchased or are otherwise terminated by us under the Original 2021 Plan or the 2020 Plan are added back to the shares of common stock available for issuance under the Original 2021 Plan. On January 1, 2026, the number of shares reserved for issuance under the Original 2021 Plan increased by 226,931 shares.
(4)
As of December 31, 2025, 89,603 shares of our common stock were reserved for issuance under the 2021 ESPP. The number of shares reserved for issuance under the 2021 ESPP will be cumulatively increased on January 1 of each calendar year (through January 1, 2031) by 1% of the number of shares of our common stock outstanding on such date or such lesser amount determined by our board of directors (up to a maximum increase of 41,718 shares of common stock per year). On January 1, 2026, the number of shares reserved for issuance under the 2021 ESPP increased by 41,718 shares.
(5)
Consists of shares of common stock reserved for issuance under the 2022 Inducement Plan. In January 2026, the board of directors reserved an additional 32,485 shares for issuance under the 2022 Inducement Plan.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies for Related Person Transactions

Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our chief financial and operating officer or chief legal officer, as applicable. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the audit committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chairperson of the audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the audit committee will review and consider:

•
the related person’s interest in the related person transaction;
•
the approximate dollar value of the amount involved in the related person transaction;
•
the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
•
whether the transaction was undertaken in the ordinary course of our business;
•
whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;
•
the purpose of, and the potential benefits to us of, the transaction; and
•
any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Our audit committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. Our audit committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

•
interests arising solely from the related person’s position as an executive officer of another entity, whether or not the person is also a director of the entity, that is a participant in the transaction where the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, and the amount involved in the transaction is less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and a transaction that is specifically contemplated by provisions of our certificate of incorporation or bylaws.
•
The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by our compensation committee in the manner specified in the compensation committee’s charter.

Related Person Transactions

Other than the compensation arrangements for our named executive officers and directors, which are described elsewhere in the “Executive Compensation” and “Director Compensation” sections of this proxy statement, set forth below is a description of transactions since January 1, 2024 to which we were or will be a party, and in which:

•
the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, executive officers, nominees for director or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, from unrelated third parties.

Stock Purchase Agreement and Investor Rights Agreement with Gilead Sciences, Inc.

In March 2024, we entered into a license agreement with Gilead Sciences, Inc., or Gilead, pursuant to which we granted Gilead an exclusive global license to develop and commercialize efarindodekin alfa, an investigational masked IL-12, and specified other molecules directed at IL-12. In connection with the license agreement, we entered into a stock purchase agreement with Gilead. Under the stock purchase agreement, Gilead purchased $25.0 million of our common stock and prefunded warrants in three private placements, consisting of an aggregate of 650,387 shares of common stock and prefunded warrants to purchase up to an aggregate of 712,514 shares of common stock. The prefunded warrants are exercisable any time at an exercise price of $0.0014 per share, subject to Gilead not being deemed a beneficial owner of greater than 19.9% of our common stock upon the exercise of the prefunded warrants.

In connection with entering into the stock purchase agreement, we entered into an investor rights agreement with Gilead, pursuant to which Gilead is subject to certain transfer and standstill restrictions and is entitled to certain registration rights with respect to shares issued pursuant to the stock purchase agreement after the termination of the transfer restrictions. We and Gilead have each granted the other customary indemnification rights in connection with the registration of the shares issued under the stock purchase agreement.

April 2024 Private Placement

In March 2024, we entered into a securities purchase agreement with certain existing accredited investors, including certain of our 5% stockholders and their affiliates, and in April 2024 we issued and sold an aggregate of 139,508 shares of our common stock at a price of $8.96 per share and to one of these investors, in lieu of shares of common stock, prefunded warrants to purchase up to an aggregate of 1,116,237 shares of our common stock at a purchase price of $8.9586 per prefunded warrant, through a private placement. We received aggregate gross proceeds of approximately $11.3 million from the private placement, before deducting placement agent fees and expenses payable by us. The following table sets forth the aggregate number of shares of our common stock and prefunded warrants that we issued and sold to such 5% stockholders and their affiliates, and the aggregate purchase price paid by such stockholder for such shares and prefunded warrants.

Purchaser	Number of Shares Purchased	Number of Shares Underlying Prefunded Warrant Purchased	Cash Purchase Price
Entities affiliated with Bain Capital Life Sciences Investors, LLC (1)	—	1,116,237	$10,000,000
Entities affiliated with Rock Springs Capital Management LP (2)	111,606	—	$1,000,000

(1)
See “Security Ownership of Certain Beneficial Owners and Management” for additional information about shares held by Bain Capital Life Sciences Investors, LLC.
(2)
Consists of (i) 95,044 shares of common stock purchased by Rock Springs Capital Master Fund LP and (ii) 16,562 shares of common stock purchased by Four Pines Master Fund LP.

In connection with entering into the securities purchase agreement, we entered into a registration rights agreement with each of the investors in the private placement, pursuant to which we agreed to file within 30 days of the closing of the private placement, a registration statement covering the resale by the investors of the shares of common stock issued and sold in, and the shares of common stock underlying the prefunded warrants issued and sold in, the private placement. The registration rights agreement requires us to pay certain expenses relating to such registration, and we have granted the investors, and the investors have granted us, customary indemnification rights in connection with the registration statement.

Stock Purchase Agreement and Investor Rights Agreement with AbbVie Inc.

In February 2025, we entered into a collaboration, license and option agreement with AbbVie for up to four programs leveraging our proprietary tumor-activation technology and platform. In connection with the collaboration, license and option agreement, we entered into a stock purchase agreement with AbbVie Inc., pursuant to which we issued and sold 310,559 shares of our common stock to AbbVie Inc. in a private placement at a purchase price of $32.20 per share and received aggregate gross proceeds of approximately $10.0 million. As a result of its stock purchase, AbbVie Inc. owned approximately 8.4% of our outstanding shares of common stock as of March 31, 2025. See “Security Ownership of Certain Beneficial Owners and Management” for additional information about shares held by AbbVie Inc.

In connection with entering into the stock purchase agreement, we entered into an investor rights agreement with AbbVie Inc., pursuant to which AbbVie Inc. is subject to certain transfer and standstill restrictions and is entitled to certain registration rights with respect to shares issued pursuant to the stock purchase agreement after the termination of the transfer restrictions. We and AbbVie Inc. have each granted the other customary indemnification rights in connection with the registration of the shares issued under the stock purchase agreement.

June 2025 Follow-On Offering

In June 2025, we closed a follow-on offering of prefunded warrants and accompanying common stock warrants and received net proceeds of $47.0 million, after deducting underwriting discounts and commissions and offering expenses payable to us. In connection with the offering, we issued prefunded warrants to purchase 4,762,533 shares of common stock, accompanied by series A warrants to purchase 4,762,533 shares of common stock, series B warrants to purchase 4,762,533 shares of common stock and series C warrants to purchase 4,762,533 shares of common stock. Each prefunded warrant and series A, B, or C warrant is exercisable for one share of our common stock, or, in the case of the series A, B, and C warrants, one prefunded warrant in lieu of common stock in certain circumstances. Through April 15, 2026, 524,033 of the prefunded warrants were exercised for shares of common stock and 3,443,388 of the series B warrants were exercised for 1,008,415 shares of common stock and 2,434,973 prefunded warrants in lieu of shares of common stock. We received approximately $35.8 million in total gross proceeds from the exercise of the series B warrants, before deducting underwriting discounts and commissions and any offering expenses. An aggregate of 3,443,388 series C warrants, which are exercisable between June 1, 2026 and December 2, 2026, remain outstanding and 1,319,145 series C warrants expired on December 31, 2025 according to their terms in connection with the expiration of unexercised series B warrants. Each prefunded warrant has an exercise price of $0.0014 per share and will be exercisable from the date of issuance until fully exercised, subject to a beneficial ownership limitation for each holder.

Gilead Sciences, Inc., a 5% stockholder, purchased 952,492 prefunded warrants accompanied by 952,492 series A warrants, 952,492 series B warrants, and 952,492 series C warrants for an aggregate price of $10.0 million. As of April 15, 2026, Gilead Sciences, Inc. exercised 952,492 series B warrants for prefunded warrants in lieu of common stock resulting in a total of 1,904,984 prefunded warrants, 952,492 series A warrants, and 952,492 series C warrants outstanding. See “Security Ownership of Certain Beneficial Owners and Management” for additional information about shares held by Gilead Sciences, Inc.

February 2026 Follow-On Offering

In February 2026, we received net proceeds of approximately $37.3 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by us, upon the closing of a follow-on offering of prefunded warrants. In connection with the offering, we issued prefunded warrants to purchase 5,341,404 shares of our common stock. Each prefunded warrant is exercisable for one share of our common stock. The purchase price of each warrant was $7.4886. Each prefunded warrant has an exercise price of $0.0014 per share and will be exercisable from the date of issuance until fully exercised, subject to a beneficial ownership limitation for each holder.

The following table sets forth the aggregate number of shares of our common stock and prefunded warrants that we issued and sold to such 5% stockholders and their affiliates, and the aggregate purchase price paid by such stockholder for such shares and prefunded warrants:

Purchaser(1)	Number of Shares Purchased	Number of Shares Underlying Prefunded Warrant Purchased	Cash Purchase Price
Affiliates of OrbiMed	—	1,669,193	$12,500,025
Coastlands Capital Partners, LP	—	1,335,353	$10,000,009
Gilead Sciences, Inc.	—	267,069	$1,999,991
StemPoint Capital	—	200,298	$1,499,967

(1)
See “Security Ownership of Certain Beneficial Owners and Management” for additional information about shares held by these entities.

STOCK OWNERSHIP AND REPORTING

Security Ownership of Certain Beneficial Owners and Management

Unless otherwise provided below, the following table sets forth information with respect to the beneficial ownership of our common stock as of April 15, 2026 by:

•
each person, or group of affiliated persons, who is known to us to be the beneficial owner of 5% or more of the outstanding shares of our common stock.
•
each of our directors;
•
each of our named executive officers listed in the Summary Compensation table above; and
•
all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days after April 15, 2026 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable.

The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 5,982,839 shares of our common stock outstanding as of April 15, 2026. Except as otherwise set forth below, the address of the beneficial owner is c/o Xilio Therapeutics, Inc., 828 Winter Street, Suite 300, Waltham, Massachusetts 02451. Beneficial ownership representing less than one percent of our outstanding common stock is denoted with an “*.”

Name of Beneficial Owner	Number of Shares Owned	Right to Acquire(1)	Total Shares Owned plus Right to Acquire	Percentage of Shares Beneficially Owned (%)
5 % Stockholders
Gilead Sciences, Inc.(2)	650,387	674,404	1,324,791	19.90%
Affiliates of OrbiMed(3)	—	664,021	664,021	9.99%
Logos Capital Management(4)	—	664,021	664,021	9.99%
Coastlands Capital Partners, LP(5)	381,862	239,777	621,639	9.99%
Associates of Frazier Life Sciences Management, L.P.(6)	422,506	194,622	617,128	9.99%
Entities affiliated with Bain Capital Life Sciences Investors, LLC(7)	535,714	68,849	604,563	9.99%
Affiliates of Point72 Associates II, LLC(8)	285,714	346,596	632,310	9.99%
StemPoint Capital(9)	142,857	505,308	648,165	9.99%
GKCC, LLC(10)	500,000	—	500,000	8.36%
AbbVie Inc.(11)	310,559	—	310,559	5.19%
Named Executive Officers and Directors
René Russo, Pharm.D.	23,242	251,493	274,735	4.41%
Christopher Frankenfield	1,768	100,422	102,190	1.68%
Katarina Luptakova, M.D.	2,374	38,688	41,062	*
Akintunde Bello, Ph.D.	—	—	—	*
Cheryl Blanchard, Ph.D.	—	—	—	*
Sara M. Bonstein	—	9,683	9,683	*
Aoife Brennan, M.D.	—	4,594	4,594	*
Daniel Curran, M.D.	—	3,999	3,999	*
Robert Ross, M.D.	—	4,941	4,941	*
James Shannon, M.D.	10,000	4,594	14,594	*
Yuan Xu, Ph.D.	—	7,768	7,768	*
All executive officers and directors as a group (12 persons)(12)	37,840	440,499	478,339	7.45%

(1)
Consists of shares of our common stock that may be acquired upon the exercise of stock options to purchase shares of our common stock that are exercisable on or within 60 days of April 15, 2026.
(2)
Based on a Schedule 13G/A filed by Gilead Sciences, Inc., or Gilead, on February 12, 2026, reporting beneficial ownership as of December 31, 2025 and our warrant records. Consists of 650,387 shares of common stock and 674,404 shares of common stock underlying prefunded warrants exercisable within 60 days of April 15, 2026. Excludes 3,162,655 prefunded warrants, series A warrants and series C warrants held by Gilead exercisable within 60 days of April 15, 2026. The prefunded warrants, series A warrants and series C warrants may not be exercised to the extent that Gilead would beneficially own more than 19.9% of our shares of outstanding common stock after giving effect to such exercise. The address for Gilead is 333 Lakeside Drive, Foster City, California 94404.
(3)
Based on our internal warrant records for OrbiMed Genesis Master fund, L.P. and OrbiMed Private Investments X, LP, which we refer to collectively as OrbiMed. Consists of an aggregate of 664,021 shares of common stock underlying prefunded warrants exercisable within 60 days of April 15, 2026. Excludes an aggregate of 1,005,172 prefunded warrants held by OrbiMed exercisable within 60 days of April 15, 2026. The prefunded warrants may not be exercised to the extent that OrbiMed would beneficially own more than 9.99% of our shares of outstanding common stock after giving effect to such exercise.

(4)
Based on our internal warrant records. Consists of 664,021 shares of common stock underlying prefunded warrants, series A warrants and series C warrants held by Logos Opportunities Fund IV LP, or Logos, exercisable within 60 days of April 15, 2026. Excludes 764,717 prefunded warrants, series A warrants and series C warrants held by Logos exercisable within 60 days of April 15, 2026. The prefunded warrants, series A warrants and series C warrants may not be exercised to the extent that Logos would beneficially own more than 9.99% of our shares of outstanding common stock after giving effect to such exercise.
(5)
Based on a Schedule 13G filed by Coastlands Capital LP, or Coastlands, on December 11, 2025, reporting beneficial ownership as of December 4, 2025 and our warrant records. Consists of 381,862 shares of common stock and 239,777 shares of common stock underlying prefunded warrants, series A warrants and series C warrants that are exercisable within 60 days of April 15, 2026. Excludes prefunded warrants, series A warrants and series C warrants to purchase an additional 4,905,544 shares of common stock that are exercisable within 60 days of April 15, 2026 because such warrants may not be exercised to the extent that Coastlands would beneficially own more than 9.99% of our shares of outstanding common stock after giving effect to such exercise. The address for Coastlands is 601 California Street, Suite 1210, San Francisco, CA 94108.
(6)
Based on a Schedule 13G/A filed on February 13, 2026 by certain persons and entities associated with Frazier Life Sciences Management, L.P., or Frazier, reporting beneficial ownership as of December 31, 2025 and our warrant records. Consists of 422,506 shares of common stock and 194,622 shares of common stock underlying prefunded warrants, series A warrants and series C warrants held by Frazier exercisable within 60 days of April 15, 2026. Excludes prefunded warrants. series A warrants and series C warrants to purchase an additional 3,192,843 shares of common stock exercisable by Frazier within 60 days of April 15, 2026 because such warrants may not be exercised to the extent that Frazier would beneficially own more than 9.99% of our shares of outstanding common stock after giving effect to such exercise. The address for Frazier is c/o Frazier Life Sciences Management, L.P., 1001 Page Mill Rd, Building 4, Suite B, Palo Alto, CA 94304.
(7)
Based on a Schedule 13G/A filed by Bain Capital Life Sciences Fund II, L.P., on February 17, 2026, reporting beneficial ownership as of December 31, 2025, and our warrant records. Consists of 535,714 shares of common stock held by BCLS II Equity Opportunities, LP, or BCLS II Equity, and 68,849 shares of common stock underlying prefunded warrants held by BCLS II Equity exercisable within 60 days of April 15, 2026. Excludes prefunded warrants to purchase an additional 511,678 shares of common stock exercisable by BCLS II Equity within 60 days of April 15, 2026. The prefunded warrants may not be exercised to the extent that BCLS II Equity (together with its affiliates) would beneficially own more than 9.99% of our shares of outstanding common stock after giving effect to such exercise. BCLS II has shared voting and dispositive power over all shares held by the Bain Capital Life Science Entities, and each of the other Bain Life Sciences Entities shares voting and dispositive power over the shares it holds with BCLS II. The address of Bain Capital Life Sciences Entities is c/o Bain Capital Life Sciences, LP, 200 Clarendon Street, Boston, MA 02116.
(8)
Based on a Schedule 13G/A filed by affiliates of Point72 Associates, LLC on November 14, 2025, reporting beneficial ownership as of September 30, 2025 and our warrant records. Consists of 285,714 shares of common stock and 346,596 shares of common stock underlying prefunded warrants, series A warrants and series C warrants that are exercisable within 60 days of April 15, 2026. Excludes prefunded warrants, series A warrants and series C warrants to purchase an additional 510,540 shares of common stock that are exercisable within 60 days of April 15, 2026 because such warrants may not be exercised to the extent that reporting persons would beneficially own more than 9.99% of our shares of outstanding common stock after giving effect to such exercise. The address for the reporting persons is 72 Cummings Point Road, Stamford, CT 06902.
(9)
Based on a Schedule 13G filed by StemPoint Capital LP on February 17, 2026, reporting beneficial ownership as of December 31, 2025, and our warrant records. Consists of 142,857 shares of common stock and 505,308 shares of common stock underlying prefunded warrants, series A warrants and series C warrants held by StemPoint Capital Master Fund LP exercisable within 60 days of April 15, 2026. Excludes prefunded warrants, series A warrants and series C warrants to purchase an additional 123,558 shares of common stock that are exercisable within 60 days of April 15, 2026 because such warrants may not be exercised to the extent that reporting persons would beneficially own more than 9.99% of our shares of outstanding common stock after giving effect to such exercise. The address for the reporting persons is 520 Madison Avenue, 19th Floor, New York, New York 10022.
(10)
Based on a Schedule 13G filed by GKCC, LLC, on September 27, 2024, reporting beneficial ownership as of June 7, 2024. Consists of shares of common stock held by GKCC, LLC and beneficially owned by GKCC, LLC and Yekaterina Chudnovsky, who is the sole member and manager of GKCC, LLC. Each of GKCC, LLC and Yekaterina Chudnovsky has sole voting and dispositive power over the shares of common stock. The address of GKCC, LLC and Yekaterina Chudnovsky is 501 Silverside Road, Suite 87AVA, Wilmington, DE 19809
(11)
Based solely on a Schedule 13G filed by AbbVie Inc. on February 18, 2025, reporting beneficial ownership as of February 11, 2025. Consists of shares of common stock held by and beneficially owned by AbbVie Inc. AbbVie Inc. has sole voting and dispositive power over the shares of common stock. The address of AbbVie is 1 North Waukegan Road, North Chicago, Illinois, 60064-640.
(12)
Consists of (a) 37,840 shares of common stock and (b) 440,499 shares of common stock underlying options exercisable within 60 days of April 15, 2026.

STOCKHOLDERS SHARING THE SAME ADDRESS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy materials, including the notice of internet availability of proxy materials or, if requested, the 2025 Annual Report and proxy statement, may have been sent to multiple stockholders in your household, unless you have requested otherwise. We will promptly deliver a separate copy of any of the above documents to you if you write or call us at Xilio Therapeutics, Inc., 828 Winter Street, Suite 300, Waltham, Massachusetts 02451, Attention: Corporate Secretary, telephone: (857) 524-2466, e-mail: investors@xiliotx.com. If you would like to receive separate copies of the notice of internet availability of proxy materials, proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address, phone number or e-mail.

STOCKHOLDER PROPOSALS FOR OUR 2027 ANNUAL MEETING

A stockholder who would like to have a proposal considered for inclusion in our 2027 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 29, 2026. However, if the date of the 2027 annual meeting of stockholders is changed by more than 30 days from the first anniversary of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2027 annual meeting of stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Xilio Therapeutics, Inc., 828 Winter Street, Suite 300, Waltham, Massachusetts 02451, Attention: Corporate Secretary.

If a stockholder wishes to propose a nominee for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement, the nominating stockholder must comply with the advance notice procedure set forth in our bylaws and the additional requirements and procedures outlined in Rule 14a-19 of the Exchange Act. Stockholders at an annual meeting may only consider proposals or nominations (i) specified in the notice of meeting or (ii) brought before the meeting (a) by or at the direction of the board of directors or (b) by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has complied with the procedures in our bylaws and timely delivered to our corporate secretary notice in proper form of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Therefore, for stockholder proposals to be brought before the 2027 annual meeting of stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 10, 2027 and no later than March 12, 2027. However, in the event that the date of the 2027 annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

In addition to satisfying the foregoing requirements, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees in compliance with Rule 14a-19 under the Exchange Act must comply with the additional requirements of Rule 14a-19(b), including providing notice of such proxy solicitation. Such notice must be provided by no later than March 12, 2027; however, if the date of our 2027 annual meeting of stockholders changes by more than 30 calendar days from the first anniversary of our 2026 annual meeting of stockholders, then such notice must be provided by the later of 60 calendar days prior to the date of the 2027 annual meeting of stockholders or the 10th calendar day following our public announcement of the date of the 2027 annual meeting of stockholders.

OTHER MATTERS

As of the date of this proxy statement, we do not know of any other matters to be brought before the annual meeting. However, if any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

APPENDIX A

Xilio Therapeutics, Inc.

AMENDED AND RESTATED 2021 STOCK INCENTIVE PLAN

1.
Purpose

The purpose of this Amended and Restated 2021 Stock Incentive Plan (the “Plan”) of Xilio Therapeutics, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.
Eligibility

All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards (as defined below) under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” “Award” means Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), Restricted Stock Units (as defined in Section 7) and Other Stock-Based Awards (as defined in Section 8).

3.
Administration and Delegation
(a)
Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.
(b)
Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.
(c)
Delegation to Officers. Subject to any requirements of applicable law (including as applicable Sections 152 and 157(c) of the General Corporation Law of the State of Delaware), the Board may delegate to one or more officers of the Company the power to grant Awards (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of Awards to be granted by such officers, the maximum number of shares subject to Awards that the officers may grant, and the time period in which such Awards may be granted; and provided further, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act).
4.
Stock Available for Awards
(a)
Number of Shares; Share Counting.
(1)
Authorized Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to such number of shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”) as is equal to the sum of:
~~(A)~~
~~2,654,828~~ 875,208 shares of Common Stock; plus
(B)
such additional number of shares of Common Stock (up to ~~3,967,038~~ 283,359 shares) as is equal to the sum of (x) the number of shares of Common Stock reserved for issuance under the Company’s 2020 Stock Incentive Plan, as amended (the “~~Existing~~2020 Plan”)~~,~~  that ~~remain~~were available for grant under the ~~Existing~~2020 Plan immediately prior to the effectiveness of the registration statement for the Company’s initial public offering (the “Offering”) and (y) the number of shares of Common Stock subject to awards whether granted under the ~~Existing~~2020 Plan or outside of the ~~Existing~~2020 Plan prior to the Initial Effective Date, which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right and that, prior to the effectiveness of this Plan, would have become available for issuance under the ~~Existing~~2020 Plan (subject, however, in the case of Incentive Stock Options to any limitations of the Code); plus

(C)
an annual increase to be added on the first day of each fiscal year, commencing on January 1, ~~2022~~2027 and continuing for each fiscal year until, and including, January 1, 2031, equal to the least of (i) 5% of the sum of (a) the number of outstanding shares of Common Stock on such date and (b) the number of shares of Common Stock subject to outstanding pre-funded warrants issued by the Company as of such date, and (ii) the number of shares of Common Stock determined by the Board.

Subject to adjustment under Section 9, up to ~~5,309,656~~ 379,261 of the shares of Common Stock available for issuance under the Plan may be issued as Incentive Stock Options (as defined in Section 5(b)) under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(2)
Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan under this Section 4(a):
(A)
all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;
(B)
to the extent a Restricted Stock Unit award may be settled only in cash, no shares shall be counted against the shares available for the grant of Awards under the Plan;
(C)
if any Award (i) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR; and
(D)
shares of Common Stock delivered (by actual delivery, attestation, or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations with respect to Awards (including shares retained from the Award creating the tax obligation) shall be added back to the number of shares available for the future grant of Awards.
(b)
Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimit contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.
(c)
Limit on Awards to Non-Employee Directors. The maximum aggregate amount of cash and value (calculated based on grant date fair value for financial reporting purposes) of Awards granted in any calendar year to any individual non-employee director in his or her capacity as a non-employee director shall not exceed $1,000,000; provided, however, that fees paid by the Company on behalf of any non-employee director in connection with regulatory compliance and any amounts paid to a non-employee director as reimbursement of an expense shall not count against the foregoing limit. The Board may make additional exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation. For the avoidance of doubt, this limitation shall not apply to cash or Awards granted to the non-employee director in his or her capacity as an advisor or consultant to the Company.
5.
Stock Options
(a)
General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.
(b)
Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Xilio Therapeutics, Inc., any of Xilio Therapeutics, Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.” The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.
(c)
Exercise Price. The Board shall establish the exercise price of each Option or the formula by which such exercise price will be determined. The exercise price shall be specified in the applicable option agreement. The exercise price shall be not less than 100% of the Grant Date Fair Market Value (as defined below) of the Common Stock on the date the Option is granted; provided that if the Board approves the grant of an

Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Grant Date Fair Market Value on such future date. “Grant Date Fair Market Value” of a share of Common Stock for purposes of the Plan will be determined as follows:
(1)
if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant; or
(2)
if the Common Stock does not trade on any such exchange, the average of the closing bid and asked prices on the date of grant as reported by an over-the-counter marketplace designated by the Board; or
(3)
if the Common Stock is not publicly traded, the Board will determine the Grant Date Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Code Section 409A, except as the Board may expressly determine otherwise.

For any date that is not a trading day, the Grant Date Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Code Section 409A.

Notwithstanding the foregoing, in respect of Options granted in connection with the Offering (to the extent determined by the Board), the Grant Date Fair Market Value of a share of Common Stock shall be the per share price at which shares of Common Stock ~~are~~were sold by the underwriters to the public in the Offering.

The Board has sole discretion to determine the Grant Date Fair Market Value for purposes of the Plan, and all Awards are conditioned on the Participants’ agreement that the Board’s determination is conclusive and binding even though others might make a different determination.

(d)
Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.
(e)
Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic, and which may be provided to a third party equity plan administrator) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.
(f)
Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:
(1)
in cash or by check, payable to the order of the Company;
(2)
except as may otherwise be provided in the applicable Option agreement or approved by the Board, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;
(3)
to the extent provided for in the applicable Option agreement or approved by the Board, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Board), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;
(4)
to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Board) on the date of exercise;
(5)
to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board by payment of such other lawful consideration as the Board may determine; or
(6)
by any combination of the above permitted forms of payment, to the extent approved by the Board.
(g)
Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 9): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(b)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current exercise price per share of the cancelled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current fair market value of the Common Stock (valued in the manner determined by (or in the manner approved by) the Board) or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market or any other exchange or marketplace on which the Company stock is listed or traded (the “Exchange).

(h)
No Reload Options. No Option granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional Options in connection with any exercise of the original Option.
(i)
No Dividend Equivalents. No Option shall provide for the payment or accrual of dividend equivalents.
6.
Stock Appreciation Rights
(a)
General. The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock (valued in the manner determined by (or in the manner approved by) the Board) over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.
(b)
Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Grant Date Fair Market Value of the Common Stock on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Grant Date Fair Market Value on such future date.
(c)
Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.
(d)
Exercise of SARs. SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.
(e)
Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 9): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR, (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(b)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current measurement price per share of the cancelled SAR, (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Board) or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Exchange.
(f)
No Reload SARs. No SAR granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional SARs in connection with any exercise of the original SAR.
(g)
No Dividend Equivalents. No SAR shall provide for the payment or accrual of dividend equivalents.
7.
Restricted Stock; Restricted Stock Units
(a)
General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered as soon as practicable after the time such Award vests or is settled (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).
(b)
Terms and Conditions for All Restricted Stock Awards. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.
(c)
Additional Provisions Relating to Restricted Stock.
(1)
Dividends. Any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Accrued Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Accrued Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock.
(2)
Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.
(d)
Additional Provisions Relating to Restricted Stock Units.
(1)
Settlement. As soon as practicable after the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company such number of shares of Common Stock or (if so provided in the applicable Award agreement) an amount of cash equal to the fair market value (valued in the manner determined by (or in a manner approved by) the Board) of such number of shares of Common Stock as are set forth in the applicable Restricted Stock Unit agreement. The Board may provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Section 409A of the Code.
(2)
Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.
(3)
Dividend Equivalents. The Award agreement for Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be settled in cash and/or shares of Common Stock, as provided in the Award agreement, and shall be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid.
8.
Other Stock-Based Awards
(a)
General. The Board may grant other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.
(b)
Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.
(c)
Dividend Equivalents. The Award agreement for an Other Stock-Based Award may provide Participants with the right to receive Dividend Equivalents. Dividend Equivalents will be credited to an account for the Participant, may be settled in cash and/or shares of Common Stock as set forth in the Award agreement and shall be subject to the same restrictions on transfer and forfeitability as the Other Stock-Based Award with respect to which paid. No interest will be paid on Dividend Equivalents.
9.
Adjustments for Changes in Common Stock and Certain Other Events
(a)
Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, and the number and class of securities available for issuance under the Plan that may be issued as Incentive Stock Options under the Plan, (ii) the share counting rules set forth in Section 4(a), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of Restricted Stock and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding Restricted Stock Unit award and each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.
(b)
Reorganization Events.
(1)
Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.
(2)
Consequences of a Reorganization Event on Awards Other than Restricted Stock.
(A)
In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant’s unvested Awards will be forfeited immediately prior to the consummation of such Reorganization Event and/or that all of the Participant’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b)(2), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

(B)
Notwithstanding the terms of Section 9(b)(2)(A), in the case of outstanding Restricted Stock Units that are subject to Section 409A of the Code: (i) if the applicable Restricted Stock Unit agreement provides that the Restricted Stock Units shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 9(b)(2)(A)(i) and the Restricted Stock Units shall instead be settled in accordance with the terms of the applicable Restricted Stock Unit agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 9(b)(2)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A of the Code; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted Stock Units pursuant to clause (i) of Section 9(b)(2)(A), then the unvested Restricted Stock Units shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.
(C)
For purposes of Section 9(b)(2)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determines to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.
(3)
Consequences of a Reorganization Event on Restricted Stock. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.
10.
General Provisions Applicable to Awards
(a)
Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that, except with respect to Awards subject to Section 409A of the Code, the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 10(a) shall be deemed to restrict a transfer to the Company.
(b)
Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.
(c)
Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.
(d)
Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights or receive any benefits under the Award.
(e)
Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may elect to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board, a Participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Company); provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal, state and local tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain shares of Common Stock having a fair market value

(determined by, or in a manner approved by, the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of shares of Common Stock (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined by, or in a manner approved by, the Company)) as the Company shall determine in its sole discretion to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
(f)
Amendment of Award. Except as otherwise provided in Sections 5(g) and 6(e) with respect to repricings and Section 11(d) with respect to actions requiring stockholder approval, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 9.
(g)
Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.
(h)
Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.
11.
Miscellaneous
(a)
No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.
(b)
No Rights As Stockholder; Clawback Policy. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be issued with respect to an Award until becoming the record holder of such shares. In accepting an Award under the Plan, a Participant agrees to be bound by any clawback policy the Company has in effect or may adopt in the future.
(c)
Effective Date and Term of Plan. The Plan ~~shall become~~initially became effective immediately prior to the effectiveness of the Company’s registration statement for the Offering (the “~~Effective~~Initial Effective Date”). The Amended and Restated Plan, as set forth herein, shall become effective on the date of its adoption by the Board, subject to approval of the Company’s stockholders under Section 11(d) below (the “Amended and Restated Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Initial Effective Date, but Awards previously granted may extend beyond that date.
(d)
Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that no amendment that would require stockholder approval under the rules of the Exchange may be made effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (ii) it may not be exercised or settled (or otherwise result in the issuance of Common Stock) prior to such stockholder approval.
(e)
Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.
(f)
Compliance with Section 409A of the Code. If and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.

(g)
Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.
(h)
Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

Initial Effective Date: October 21, 2021

Amended and Restated Plan Adopted by the Board of Directors on ~~September 10~~March 24, ~~, 2021~~2026

Approved by stockholders on , ~~2021~~2026 (Amended and Restated Effective Date)

x ilio Therapeutics XILIO THERAPEUTICS, INC. 828 WINTER STREET, SUITE 300 WALTHAM, MA 02451 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 9, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/XLO2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 9, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxies submitted by mail must be received by Broadridge Financial Solutions, Inc. no later than June 9, 2026. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V94439-P52211 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY XILIO THERAPEUTICS, INC. The Board of Directors recommends voting FOR ALL of the nominees listed in Proposal 1 and FOR Proposals 2 and 3. 1. To elect each of the Class II directors nominated by our Board of Directors to serve for a three-year term expiring at the 2029 Annual Meeting of Stockholders and until such director’s successor has been duly elected and qualified: Nominees: 01) Akintunde Bello, Ph.D. 02) Daniel Curran, M.D. 03) Robert Ross, M.D. 04) Yuan Xu, Ph.D. 2. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. To approve our Amended and Restated 2021 Stock Incentive Plan. Note: The proxies are authorized to vote, in their discretion, on any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The 2025 Annual Report, Notice of Meeting and 2026 Proxy Statement are available at www.proxyvote.com. V94440-P52211 XILIO THERAPEUTICS, INC. Annual Meeting of Stockholders June 10, 2026 11:00 AM ET This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) René Russo and Caroline Hensley, or each of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Xilio Therapeutics, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM ET on June 10, 2026, via a live webcast at www.virtualshareholdermeeting.com/XLO2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side